SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(c)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           ORION NETWORK SYSTEMS, INC.

                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount previously paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                           ORION NETWORK SYSTEMS, INC.
                       2440 RESEARCH BOULEVARD, SUITE 400
                            ROCKVILLE, MARYLAND 20850




                                 April 24, 1997


Dear Stockholder:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Orion Network Systems, Inc., to be held on Thursday, May 22, 1997 at 9:00 a.m., local time, at the Holiday Inn Gaithersburg, 2 Montgomery Village Avenue, Gaithersburg, Maryland, 20879.

         The matters to be acted upon at the Annual Meeting, as well as other important information, are set forth in the accompanying Notice of Annual Meeting and Proxy Statement which you are urged to review carefully.

         Regardless of your plans for attending in person, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, you are requested to complete, sign, date, and return the enclosed proxy card in the enclosed postage paid envelope. Signing this proxy will not prevent you from voting in person should you be able to attend the meeting, but will assure that your vote is counted if, for any reason, you are unable to attend.

         We hope that you can attend the 1997 Annual Meeting of Stockholders. Your interest and support in the affairs of Orion Network Systems, Inc. are appreciated.



                                                              Sincerely,



                                                            /s/W. NEIL BAUER
                                                            W. NEIL BAUER
                                                            President and Chief
                                                            Executive Officer
Rockville, Maryland
April 24, 1997

                           ORION NETWORK SYSTEMS, INC.
                       2440 RESEARCH BOULEVARD, SUITE 400
                            ROCKVILLE, MARYLAND 20850
                                 (301) 258-8101

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 1997

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Orion Network Systems, Inc. (the "Company") will be held on Thursday, May 22, 1997 at 9:00 a.m., local time, at the Holiday Inn Gaithersburg, 2 Montgomery Village Avenue, Gaithersburg, Maryland, 20879, to consider and act upon the following proposals:

         1. To elect three (3) directors to the Board of Directors, each of whom will serve for a three year period;

         2.       To  approve  the  adoption  of the  Company's  Employee  Stock
                  Purchase Plan;

         3.       To approve the  adoption of the  Company's  1997 Stock  Option
                  Plan;

         4. To approve the restated certificate of incorporation of Orion Oldco Services, Inc., a wholly owned subsidiary of the Company;

         5. To approve the adoption of the Stock Option Agreement, dated as of July 17, 1996, by and between the Company and John G. Puente (a director and Chairman of the Executive Committee of the Company's Board of Directors) and certain options granted thereby;

         6. To approve the adoption of the Stock Option Agreement, dated as of March 12, 1997, by and between the Company and Gustave
                  M. Hauser (a director and Chairman of the Company's Board of Directors) and certain options granted thereby;

         7. To ratify the appointment by the Board of Directors of the firm of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997; and

         8. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on April 11, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of Common Stock and Preferred Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of the Company's stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder for any purposes germane to the Annual Meeting during ordinary business hours for a period of ten (10) days before the Annual Meeting at the Company's offices.

                                            By Order of the Board of Directors



                                            /s/RICHARD H. SHAY
                                            RICHARD H. SHAY
                                            Secretary
Rockville, Maryland
April 24, 1997

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                           ORION NETWORK SYSTEMS, INC.
                       2440 RESEARCH BOULEVARD, SUITE 400
                            ROCKVILLE, MARYLAND 20850

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 1997


        This Proxy Statement ("Proxy Statement") is furnished to stockholders of Orion Network Systems, Inc. (the "Company" or "Orion") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 1997 Annual Meeting of Stockholders of the Company (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held on Thursday, May 22, 1997 at 9:00 a.m., local time, at the Holiday Inn Gaithersburg, 2 Montgomery Village Avenue, Gaithersburg, Maryland, 20879.

        At the Annual Meeting, stockholders will be asked to:

         1. elect three directors to the Board of Directors (Proposal 1, see page 8);

         2 approve the adoption of the Company's Employee Stock Purchase Plan (Proposal 2, see page 20);

         3. approve the adoption of the Company's 1997 Stock Option Plan (Proposal 3, see page 23);

         4.       approve the restated  certificate  of  incorporation  of Orion
                  Oldco  Services,   Inc.  ("Orion   Oldco"),   a  wholly  owned
                  subsidiary of the Company (Proposal 4, see page 27);

         5. approve the adoption of the Stock Option Agreement, dated as of July 17, 1996 (the "Puente Stock Option Agreement"), by and between the Company and John G. Puente (a director and Chairman of the Executive Committee of the Company's Board of Directors) and certain options granted thereby (Proposal 5, see page 31);

         6. approve the adoption of the Stock Option Agreement, dated as of March 12, 1997 (the "Hauser Stock Option Agreement"), by and between the Company and Gustave M. Hauser (a director and Chairman of the Company's Board of Directors) and certain options granted thereby (Proposal 6, see page 33);

         7. ratify the appointment by the Board of Directors of the firm of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997 (Proposal 7, see page 35); and

         8. to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

        All proxies in the enclosed form of proxy that are properly executed and returned to Orion prior to commencement of voting at the Annual Meeting will be voted at the Annual Meeting or any adjournments or postponements thereof in accordance with the instructions thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT. The management of the Company does not know of any matters other than those set forth herein which may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted in the discretion of the proxy holders.

        The approximate date on which this proxy statement and form of proxy were first sent or given to stockholders is April 24, 1997.

         Under the Company's Amended and Restated Bylaws, directors shall be elected by a plurality vote of the outstanding shares of Common Stock and Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a class, with each share of Common Stock entitled to one vote per share, and each share of Preferred Stock (including fractional shares) entitled to one vote for each whole share of Common Stock that would be issuable upon conversion of such share of Preferred Stock, as described below under "Voting Securities and Principal Holders Thereof." Approval of the 1997 Employee Stock Purchase Plan, the 1997 Stock Option Plan, the Puente Stock Option Agreement and the Hauser Stock Option Agreement requires the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single class, with each share of Common Stock entitled to one vote per share, and each share of Preferred Stock (including fractional shares) entitled to one vote for each whole share of Common Stock that would be issuable upon conversion of such shares of Preferred Stock, as described below under "Voting Securities and Principal Holders Thereof."

         Under the applicable Delaware law, amendment of the current certificate of incorporation of Orion Oldco requires: (a) the affirmative vote of two-thirds (66.6%) of the holders of shares of Common Stock and Preferred Stock, voting together as a single class, with each share of Common Stock entitled to one vote per share, and each share of Preferred Stock (including fractional shares) entitled to one vote for each whole share of Common Stock that would be issuable upon conversion of such shares of Preferred Stock, as described below under "Voting Securities and Principal Holders Thereof," (b) the affirmative vote of the majority of the outstanding shares of holders of Common Stock, (c) the affirmative vote of the holders of ninety percent (90%) of the Series A Preferred Stock, and (d) the affirmative vote of the holders of ninety percent (90%) of the Series B Preferred Stock.

         Under applicable Delaware law and the Company's Restated Certificate of Incorporation and Amended and Restated Bylaws, broker non-votes are not included as votes cast, and abstentions are counted as shares entitled to vote for purposes of determining whether a proposal has been approved by the necessary number of votes. Abstentions on a proposal will have the effect of a vote against such proposal. According to the Company's Amended and Restated Bylaws, unless otherwise provided by the Delaware General Corporation Law or the Company's Restated Certificate of Incorporation, any other matter put to a stockholder vote will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock having voting power, present in person or represented by proxy.

         A proxy may be revoked by any stockholder who attends the Annual Meeting and gives notice of his or her intention to vote in person without compliance with any other formalities. In addition, any stockholder may revoke a proxy at any time before it is voted by executing and delivering a subsequent proxy or by delivering a written notice to the Secretary of the Company, stating that the proxy is revoked. At the Annual Meeting, stockholders' votes cast, either in person or by proxy, will be tabulated by persons appointed by the Board of Directors to act as inspectors of election.

         The cost of soliciting proxies in the form enclosed herewith will be borne entirely by the Company. In addition to the solicitation of proxies by mails, proxies may be solicited by officers and directors and regular employees of Orion, without additional remuneration, by personal interviews, telephone, telegraph or otherwise. Orion may also utilize the services of its transfer agent, Fleet National Bank, to provide broker search and proxy distribution services at an estimated cost of $2,000. Copies of solicitation material may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for such forwarding service.

         A COPY OF THE ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 ACCOMPANIES THIS PROXY STATEMENT. ORION HAS FILED AN ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996 WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K BY WRITING TO ORION NETWORK SYSTEMS, INC., 2440 RESEARCH BOULEVARD, ROCKVILLE, MARYLAND 20850, ATTENTION:
RICHARD H. SHAY, SECRETARY.


         THE BOARD OF DIRECTORS OF ORION RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The securities which can be voted at the Annual Meeting consist of shares of Common Stock and shares of Series A 8% Cumulative Redeemable Preferred Stock ("Series A Preferred Stock") and Series B 8% Cumulative Redeemable Preferred Stock ("Series B Preferred Stock") and shares of Series C 6% Cumulative Redeemable Preferred Stock ("Series C Preferred Stock") (collectively, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be referred to herein as "Preferred Stock"). Each share of Common Stock eligible to vote entitles its holder to one vote on all matters, each share of Series A Preferred Stock eligible to vote entitles its holder to 117 votes on all matters (the 117 votes per share is the number of votes of the shares of Common Stock onto which the Preferred Stock is convertible, determined by dividing the liquidation preference of the Series A Preferred Stock ($1,000 per share) by a conversion price of $8.50 per share of Common Stock, rounded down to the nearest whole share), each share of Series B Preferred Stock eligible to vote entitles its holder to 98 votes on all matters (the 98 votes per share is determined by dividing the liquidation preference of the Series B Preferred Stock ($1,000 per share) by a conversion price of $10.20 per share of Common Stock) and each share of Series C Preferred Stock eligible to vote entitles its holder to 57 votes on all matters (the 57 votes per share is determined by dividing the liquidation preference of the Series B Preferred Stock ($1,000 per share) by a conversion price of $17.50 per share of Common Stock).

         The close of business on April 11, 1997 has been fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On the record date, 11,418,438 shares of Common Stock were outstanding and eligible to be voted, 13,861 shares of Series A Preferred Stock were outstanding and eligible to be voted (an aggregate of 1,621,737 votes), 4,298 shares of Series B Preferred Stock were outstanding and eligible to be voted (an aggregate of 421,204 votes), and 123,172 shares of Series C Preferred Stock were outstanding and eligible to be voted (an aggregate of 7,020,804 votes) at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the stock outstanding, treated as a single class, is necessary to constitute a quorum at the Annual Meeting.

SECURITY OWNERSHIP OF MANAGEMENT


         The following table sets forth certain information, as of March 15, 1997, with respect to the shares of the Company's Common Stock beneficially owned by each director and nominee for director of the Company, by each Named Executive Officer (see "Executive Compensation -- Summary Compensation Table") of the Company and by all directors and executive officers as a group.

                                                                      PERCENT OF                      PERCENT OF
                                                      AMOUNT AND    TOTAL SHARES OF                 TOTAL SHARES OF
                                                       NATURE OF     COMMON STOCK                    COMMON STOCK
                                                      BENEFICIAL      OUTSTANDING                  OUTSTANDING ON A
                                                     OWNERSHIP (1)        (2)                  FULLY DILUTED BASIS (18)
                                                     -------------        ---                  ------------------------

W. Neil Bauer, President and Chief
 Executive Officer(3)(4).......................         139,703           1.2                              *

Richard J. Brekka, Director (5)................          20,000           *                                *

David J. Frear, Vice President, Chief
 Financial Officer and Treasurer (3)(6.........          63,612           *                                *

Warren B. French, Jr., Director  (7)...........          25,623           *                                *

Hans Giner, President, Orion Asia Pacific
 Corporation (8)...............................           5,000           *                                *


Gustave M. Hauser, Chairman, Director (3)(9)...         547,517           4.8                              2.1

Barry Horowitz, Director (10)..................          20,000           *                                *

Sidney S. Kahn, Director (3)(11)...............         264,840           2.4                              1.0

John G. Puente, Director (3)(12)...............         542,181           4.8                              2.1

W. Anthony Rice, Director (13).................          20,000           *                                *

John V. Saeman, Director (3)(14)...............       1,489,240          13.2                              5.8

Richard H. Shay, Vice President,
 Corporate and Legal Affairs, Secretary  (15)..          36,356           *                                *

Denis J. Curtin, Senior Vice President,
 Orion Satellite Corporation and General
 Manager, Engineering and Satellite
 Operations  (16)..............................          43,245           *                                *

Robert M. Van Degna, Director (17).............          20,000           *                                *

All directors and executive officers
as a group (14 persons)........................       3,237,317          28.7                             12.6

-------------------
*    Less than 1/%

1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be a "beneficial owner" of a security if he or she has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days from March 15, 1997. More than one person may be deemed to be a beneficial owner of the same securities. All persons shown in the table above have sole voting and investment power, except as otherwise indicated. This table includes shares of Common Stock subject to outstanding options granted pursuant to the Company's 1987 Employee Stock Option Plan and Non-Employee Director Stock Option Plan.

2) For the purpose of computing the percentage ownership of each beneficial owner, any securities which were not outstanding but which were subject to options, warrants, rights or conversion privileges held by such beneficial owner exercisable within 60 days were deemed to be outstanding in determining the percentage owned by such person, but were not deemed outstanding in determining the percentage owned by any other person.

3) Does not include shares issuable upon exercise of warrants which are exercisable only in the event that the Senior Preferred Stock is redeemed by Orion prior to its conversion into Common Stock.

4) Includes 139,703 shares issuable upon the exercise of stock options held by Mr. Bauer exercisable within 60 days. Does not include 10,220 shares held of record, 1,882 shares issuable upon the conversion of 16 shares of Series A Preferred Stock and 522 shares issuable upon conversion of 5.333 shares of Series B Preferred Stock purchased in June 1995 held by Mr. Bauer's wife. Mr. Bauer disclaims beneficial ownership of these shares.

5) Mr. Brekka disclaims beneficial ownership of all shares of Orion's capital stock which are owned by CIBC Wood Gundy. Includes 20,000 shares issuable upon exercise of stock options exercisable within 60 days.

6) Includes 49,752 shares issuable upon the exercise of stock options exercisable within 60 days and 1,176 shares issuable upon conversion of 10 shares of Series A Preferred Stock and 326 shares issuable upon conversion of 3.333 shares of Series B Preferred Stock.

7) Does not include 172,520 shares held of record, 29,412 shares issuable upon the conversion of 250 shares of Series A Preferred Stock or 8,170 shares issuable upon conversion of 83.334 shares of Series B Preferred Stock held by Shenandoah Telecommunications Company, of which Mr. French is the former Chairman and presently a consultant. Mr. French disclaims beneficial ownership of these shares. Includes 20,000 shares issuable upon exercise of stock options exercisable within 60 days.

8)   Includes  5,000  shares   issuable  upon  the  exercise  of  stock  options
     exercisable within 60 days.

9) Includes 58,823 shares issuable upon the conversion of 500 shares of Series A Preferred Stock and 16,339 shares issuable upon conversion of 166.667 shares of Series B Preferred Stock held by Mr. Hauser and his wife. Includes 120,000 shares issuable upon exercise of stock options exercisable within 60 days.

10) Includes 20,000 shares issuable upon the exercise of stock options exercisable within 60 days.

11) Includes 29,411 shares issuable upon the exercise of 250 shares of Series A Preferred Stock and 8,169 shares issuable upon conversion of 83.333 shares of Series B Preferred Stock. Includes 20,000 shares issuable upon exercise of stock options exercisable within 60 days.

12) Includes 58,439 shares held of record and 7,351 shares issuable upon the exercise of options by Mr. Puente's wife. Includes 321,501 shares held of record, 160,438 shares issuable upon the exercise of stock options, 1,411 shares issuable upon the conversion of 12 shares of Series A Preferred Stock and 392 shares issuable upon conversion of 4 shares of Series B Preferred Stock held by Mr. Puente. Includes 10,000 shares issuable upon exercise of stock options exercisable within 60 days.

13) Does not include 7,138,096 shares beneficially owned by British Aerospace Space Systems, Inc. Mr. Rice, a director of Orion and a director of British Aerospace Space Systems, Inc., disclaims beneficial ownership of these shares. Includes 20,000 shares issuable upon exercise of stock options exercisable within 60 days.

14) The 1,489,240 shares of Common Stock beneficially owned by John V. Saeman include 58,823 shares issuable upon conversion of 500 shares of Series A Preferred Stock, and 16,339 shares issuable upon conversion of 166.667 shares of Series B Preferred Stock. Of the remaining 1,414,078 shares of stock beneficially owned by John V. Saeman, 796,805 are held by J. V. Saeman & Co., a general partnership, of which Mr. Saeman and his wife are the sole partners, 40,196 are held by JCC, Ltd., a limited partnership, of which J. V. Saeman & Co. is the general partner, and 545,523 are held by Medallion Enterprises, LLC, a limited liability company, of which Mr. Saeman and his wife are the sole members. Includes 20,000 shares issuable upon exercise of stock options exercisable within 60 days.

15) Includes 18,895 shares issuable upon exercise of stock options exercisable within 60 days.

16) Includes 19,446 shares issuable upon the exercise of stock options exercisable within 60 days, and 705 shares issuable upon the conversion of 6 shares of Series A Preferred Stock and 196 shares issuable upon conversion of 2 shares of Series B Preferred Stock.

17) Excludes 588,234 shares issuable upon conversion of 4,000 shares of Series A Preferred Stock held by Fleet and 1,000 shares of Series A Preferred Stock held by Chisholm, and 130,685 shares issuable upon conversion of 1,333 shares of Series B Preferred Stock held by Fleet and preferred options held by Chisholm which are convertible into 24,509 shares of Common Stock. Such conversion would increase the number of outstanding shares of Common Stock by 743,428 (6.7%). Mr. Van Degna, a director of Orion, is the chairman and chief executive officer of each of the managing general partners of Fleet Equity Partners VI, L.P., the chairman and chief executive officer of Fleet Venture Resources, Inc. and the chairman and chief executive officer of the corporation that is the general partner of the partnership that is the general partner of Chisholm Partners II, L.P. Mr. Van Degna disclaims beneficial ownership of these shares. Includes 20,000 shares issuable upon exercise of stock options exercisable within 60 days.

18) The percentage ownership of each beneficial owner calculated on a fully diluted basis assumes conversion or exercise of all derivative securities, including options, warrants, rights or conversion privileges.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information with respect to persons known by the Company as of March 15, 1997 to be the beneficial owners of more than five percent of the outstanding Orion Common Stock.

                                                                 PERCENT OF                 PERCENT OF
                                                 AMOUNT AND    TOTAL SHARES OF            TOTAL SHARES OF
                                                  NATURE OF     COMMON STOCK               COMMON STOCK
                                                 BENEFICIAL      OUTSTANDING             OUTSTANDING ON A
                                                OWNERSHIP (1)        (2)              FULLY DILUTED BASIS (8)
                                                -------------        ---              -----------------------
British Aerospace Space
Systems, Inc. (3)........................        7,138,096          40.0                        27.8
British Aerospace
Communications, Inc.
British Aerospace
Holdings, Inc.
13873 Park Center Road
Herndon, VA 22071

MCN Sat US, Inc. ........................        1,626,344          12.7                         6.3
Matra Marconi Space
UK Limited
37, Avenue Louis Breuget B.P.1
78146 Velizy Villacoublay Cedez
France

John V. Saeman...........................        1,489,240          13.2                         5.8
J.V. Saeman & Co.(4)(5)
Medallion Enterprises, LLC
Suite 570
3200 Cherry Creek South Drive
Denver, CO 80209

Lockheed Martin Commercial...............        1,368,340          11.1                         5.3
Launch Services, Inc.
P.O. Box 179
MSM DC-1400
Denver, CO 80201-0179

CIBC Wood Gundy Ventures, Inc. (4)(6)....          977,123           8.1                         3.8
425 Lexington Avenue
New York, NY 10017

Cumberland Associates....................          815,000           7.3                         3.2
1114 Avenue of the Americas
New York, NY 10036

Trans-Atlantic Satellite, Inc. ..........          802,514           6.7                         3.1
1211 Avenue of the Americas
41st Floor
New York, NY

Fleet Venture Resources, Inc.(4)(7)......          743,428           6.2                         2.9
Fleet Equity Partners VI, L.P.
Chisholm Partners II, L.P.
50 Kennedy Plaza


Providence, RI 02903

Kingston Communications..................          640,857           5.4                              2.5
International Limited
Telephone House
Carr Lane
Kingston-upon-Hull
HU1 3RE
England

Space Systems/Loral, Inc. ...............          588,235           5.3                              2.3
3925 Fabian Way
Palo Alto, CA 94303

-----------------

1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be a "beneficial owner" of a security if he or she has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days from March 15, 1997. More than one person may be deemed to be a beneficial owner of the same securities. All persons shown in the table above have sole voting and investment power, except as otherwise indicated. This table includes shares of Common Stock subject to outstanding options granted pursuant to the Company's 1987 Employee Stock Option Plan and Non-Employee Director Stock Option Plan.

2) For the purpose of computing the percentage ownership of each beneficial owner, any securities which were not outstanding but which were subject to options, warrants, rights or conversion privileges held by such beneficial owner exercisable within 60 days were deemed to be outstanding in determining the percentage owned by such person, but were not deemed outstanding in determining the percentage owned by any other person.

3) Includes 473,183 shares held of record held by British Aerospace Space Systems, Inc.

4) Does not include shares issuable upon exercise of warrants which are exercisable only in the event that the Senior Preferred Stock is redeemed by the Company prior to its conversion into Common Stock.

5) The 1,489,240 shares of Common Stock beneficially owned by John V. Saeman include 58,823 shares issuable upon conversion of 500 shares of Series A Preferred Stock, and 16,339 shares issuable upon conversion of 166.667 shares of Series B Preferred Stock. Of the remaining 1,414,078 shares of stock beneficially owned by John V. Saeman, 796,805 are held by J. V. Saeman & Co., a general partnership, of which Mr. Saeman and his wife are the sole partners, 40,196 are held by JCC, Ltd., a limited partnership, of which J. V. Saeman & Co. is the general partner, and 545,523 are held by Medallion Enterprises, LLC, a limited liability company, of which Mr. Saeman and his wife are the sole members. Includes 20,000 shares issuable upon exercise of stock options exercisable within 60 days.

6) Includes 764,705 shares issuable upon conversion of 6,500 shares of Series A Preferred Stock and 212,418 shares issuable upon conversion of 2,166.667 shares of Series B Preferred Stock held by CIBC, which conversion would increase the number of outstanding shares of Common Stock by 977,123 (8.8%).

7) Includes 588,234 shares issuable upon conversion of 4,000 shares of Series A Preferred Stock held by the two Fleet entities (which include, for purposes of this footnote, Fleet Venture Resources, Inc. and Fleet Equity Partners, VI, L.P.) and 1,000 shares of Series A Preferred Stock held by Chisholm, and 130,685 shares issuable upon conversion of 1,333 shares of Series B Preferred Stock held by Fleet and preferred options held by Chisholm which are convertible into 24,509 shares of Common Stock. Such conversion would increase the number of outstanding shares of Common Stock by 743,428 (6.7%).

8) The percentage ownership of each beneficial owner calculated on a fully diluted basis assumes conversion or exercise of all derivative securities, including options, warrants, rights or conversion privileges.

                            MATTERS TO BE ACTED UPON

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)


         The Board of Directors recently approved (in March 1997) an amendment to the Company's Amended and Restated Bylaws that reduced the size of the Board of Directors from eleven members to ten, thereby eliminating a vacancy. The ten members of the Company's Board of Directors are divided into three classes (two classes consist of three members and one class consists of four members) serving staggered three-year terms. Under the Company's Amended and Restated Bylaws, the size of the Company's Board of Directors could be reduced by an affirmative vote of the Board of Directors and did not require stockholder approval.

         Three directors will be elected at the Annual Meeting, each director to hold office for a three-year term (expiring 2000) (and, in each case, until their successors are elected and qualified). The nominees, Richard J. Brekka, Warren B. French, Jr. and W. Anthony Rice, currently are serving as directors and have indicated their willingness to continue serving if elected. It is the intention of the persons named in the form of proxy provided by the Company to vote such proxy for the election of the nominees named below. The form of proxy cannot be voted for a greater number of persons than the number of nominees named above.

NOMINEES FOR ELECTION

         All nominees are now directors of the Company and have served continuously since their first election. In the event that any nominee should be unable to accept the position of director, which is not anticipated, it is intended that the persons named in the proxy will vote such proxy for the election of such other person in the place of such nominee for the position of director as the Board of Directors may recommend.

         The following table provides information as to the nominees of the Company for terms ending in 2000, and as to directors whose terms in office will continue:

Nominees                                            Age     Expiration of Term
--------                                            ---     ------------------
Richard J. Brekka.................................   35             2000

Warren B. French, Jr..............................   73             2000

W. Anthony Rice...................................   44             2000


Directors Continuing in Office
------------------------------

Gustave M. Hauser.................................   66             1998

Barry Horowitz....................................   52             1998

John G. Puente....................................   65             1998

John V. Saeman....................................   59             1998

W. Neil Bauer.....................................   50             1999

Sidney S. Kahn....................................   59             1999

Robert M. Van Degna...............................   51             1999

-------------------

BIOGRAPHICAL INFORMATION - DIRECTORS

         Richard J. Brekka has been a director of the Company since June 1994. He is a Managing Director of CIBC Wood Gundy Capital ("CIBC-WG"), the merchant banking division of Canadian Imperial Bank of Commerce and is a Director and the President of CIBC Wood Gundy Ventures, Inc., an indirect wholly owned subsidiary of Canadian Imperial Bank of Commerce. Mr. Brekka joined CIBC-WG in February 1992. Prior to joining CIBC-WG, Mr. Brekka was an officer of Chase Manhattan Bank's merchant banking group from February 1988 until February 1992.

         Warren B. French, Jr. has been a director of the Company since August 1988. He was President and a director of Shenandoah Telephone Company of Edinburg, Virginia from 1973 to 1988 and President and a director of Shenandoah Telecommunications Company, the parent company of Shenandoah Telephone Company, from 1981 to 1988. From 1988 through 1995, he was Chairman and a director of Shenandoah Telecommunications Company. He is a past Chairman of the United States Telephone Association and is a former director of First National Corporation.

         W. Anthony Rice has been a director of the Company since January 1994. Mr. Rice is Chief Executive Officer of British Aerospace Asset Management, the business unit responsible for all of the company's activities in respect of commercial aircraft leasing and financing. Previously, he served as Group Treasurer of British Aerospace Public Limited Company from 1991 until the end of 1995. British Aerospace is Europe's leading defense and aerospace company.

         W. Neil Bauer has been President of the Company since March 1993, and has been Chief Executive Officer and a director since September 1993. From 1989 to February 1993, Mr. Bauer was employed by GE American Communications, Inc., where he served as Senior Vice President and General Manager of Commercial Operations. Prior to 1989, Mr. Bauer was Chief Financial Officer of GE American Communications, Inc. and later head of commercial sales. He held several key financial planning positions at GE/RCA from 1984 through 1986 focused on operational and business analysis of diverse business units including all communications units. From 1974-1983, he was employed by RCA Global Communications, an international record carrier. During this period, he held several financial and operational positions and was responsible for financial and business planning.

         Sidney S. Kahn has been a director of the Company since July 1987. He is presently a private investor. From 1977 to December 1989, he was Senior Vice President of E.F. Hutton Company, Inc., a wholly owned subsidiary of the E.F. Hutton Group, Inc. He is also a director of Delia's, Inc.

         Robert M. Van Degna has been a director of the Company since June 1994. He is the managing general partner of Fleet Equity Partners. Mr. Van Degna joined Fleet Financial Group in 1971 and has held a variety of lending and management positions until he organized Fleet Equity Partners in 1982 and became its managing general partner. Mr. Van Degna also serves as a director of ACC Corporation and Preferred Networks, Inc.

         Gustave M. Hauser has been Chairman of the Company since January 1996 and has been a director of the Company since December 1982. Since 1983, he has been Chairman and Chief Executive Officer of Hauser Communications, Inc., an investment and operating firm specializing in cable television and other electronic communications. From 1973 to 1983 he served as Chairman and Chief Executive Officer of Warner-Amex Cable Communications, Inc. (formerly Warner Cable Communications, Inc.), a major multiple system operator of cable television systems and originator of satellite delivered video programming. He is a trustee of the Museum of Television and Radio. He is a past Vice Chairman of the National Cable Television Association, and from 1970 to 1977 he served, by appointment of the President of the United States, as a director of the Overseas Private Investment Corporation.

         Barry Horowitz has been a director of the Company since May 1996. He is President and Chief Executive Officer of Mitretek Systems, Inc. Mitretek works with federal, state and local governments as well as other non-profit public interest organizations on technology-based research and development programs. Mitretek was incorporated in December 1995 as a result of a restructuring with The MITRE Corporation. Principal capabilities are related to information and environmental system technologies. In addition, Dr. Horowitz is President and Chief Executive Officer of Concept 5 Technologies, Inc., a subsidiary of Mitretek, which provides technical services to commercial clients, with its initial focus on the financial community. Prior to the restructuring and since 1969, Dr. Horowitz served MITRE in several capacities, including Trustee and President and CEO.

         John G. Puente has been a director since 1984. Mr. Puente was Chairman of the Company from April 1987 through January 1996, and since July, 1996 has been serving as a consultant to the Company and chairman of the Company's Executive Committee. He served as Chief Executive Officer of the Company from April 1987 through September 1993. He was a director and, from 1978 to April 1987, served as Senior Vice President, Executive Vice President or Vice Chairman of M/A-COM, Inc., a diversified telecommunications and manufacturing company. He was a founder of SouthernNet, Inc., a fiber optic long distance communications company and one of the two companies that merged to form Telecom*USA, Inc. (which was later acquired by MCI), serving as a director of SouthernNet from July 1984 until August 1987, and Chairman of the Board of SouthernNet from July 1984 until December 1986. During his tenure as Chairman of the Board of SouthernNet, Mr. Puente was instrumental in the founding of the National Telecommunications Network, a national consortium of long distance fiber optic communications companies, and was its first chairman. In 1972, Mr. Puente was a founder of DCC, Inc., of which he became Chairman and CEO. In 1978, DCC, Inc. was acquired by Microwave Associates to form M/A-COM, Inc.; DCC, Inc., subsequently was acquired by Hughes Aircraft Company and became Hughes Network Systems, Inc. Mr. Puente also played a prominent role in the early development of the communications satellite industry, holding technical and executive positions in COMSAT and American Satellite Corporation. He is also a director of Primus Telecommunications, Inc.

         John V. Saeman has been a director of the Company since December 1982. He is an owner of Medallion Enterprises LLC, a private investment firm located in Denver, Colorado. Mr. Saeman was Vice Chairman and Chief Executive Officer of Daniels & Associates, Inc. and its related entities in the telecommunications field from 1980 to 1988. He is former director as well as past Chairman of Cable Satellite Public Affairs Network (C-Span) as well as a former director and past Chairman of the National Cable Television Association. Mr. Saeman was a director of Celerex Corporation and is a director of Nordstrom National Credit Bank. Celerex Corporation filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code in 1995.


BOARD COMMITTEES

         The Board of Directors has established a Committee on Auditing, Corporate Responsibility and Ethics (the "Audit Committee"), a Committee on Human Resources and Compensation (the "Compensation Committee"), an Executive Committee, a Finance Committee and a Nominating Committee.

         The Audit Committee is comprised of Messrs. Van Degna (chairman), Hauser and Kahn. The Audit Committee examines and considers matters relating to the financial affairs of the Company, including reviewing the Company's annual financial statements, the scope of the independent annual audit and the independent auditors' letter to management concerning the effectiveness of the Company's internal financial and accounting controls. During the year ended December 31, 1996, the Audit Committee held four meetings. Two of the three members attended all four meetings; Mr. Hauser attended three of the four meetings.

         The Compensation Committee is comprised of Messrs. Brekka (chairman), French and Van Degna. Mr. Saeman attended the meetings prior to his resignation. Mr. Saeman resigned from the Compensation Committee on March 20, 1996. The Compensation Committee considers and makes recommendations to the Company's Board of Directors with respect to programs for human resource development and management organization and succession, approves changes in senior executive compensation, considers and makes recommendations to the Company's Board of Directors with respect to compensation matters and policies and employee benefit and incentive plans and exercises authority granted to it to administer such plans and administers the Company's stock option and grants of stock options under the stock option plans. During the year ended December 31, 1996, the Compensation Committee held five meetings. Two of the three members attended all five meetings; Mr. French attended four of the five meetings.

         The Executive Committee is comprised of Messrs. Hauser, Kahn, Puente (chairman), Rice (added in March 1997) Saeman and Van Degna. The Executive
Committee provides strategic direction with respect to financing, strategic partners, acquisitions and market focus, subject to approval by the Board of Directors of all significant actions. The Executive Committee was formed in July 1996 and met numerous times during the remainder of the year ended December 31, 1996.

         The Finance Committee is comprised of Messrs. Bauer, Brekka, Hauser, Kahn (chairman), Puente, Rice and Saeman. The Finance Committee considers and makes recommendations to the Board of Directors with respect to the financial affairs of the Company, including matters relating to capital structure and requirements, financial performance, dividend policy, capital and expense budgets and significant capital commitments. During the year ended December 31, 1996, the Finance Committee held ten meetings. Seven of the members attended at least eight of these meetings; Mr. Rice attended fewer than that number.

         The Nominating Committee is comprised of Messrs. French, Puente and Saeman (chairman). The Nominating Committee recommends to the Board of Directors qualified candidates for election as directors of the Company and considers candidates, if any, recommended by shareholders. During the year ended December 31, 1996, the Nominating Committee did not meet. The Nominating Committee considers nominees for directors recommended by stockholders. (See "Stockholder Nominations" below).


ATTENDANCE AT MEETINGS

         During the year ended December 31, 1996, the Board of Directors held nine meetings. Seven of the Directors attended eight or more meetings; Messrs. Brekka, Rice and Van Degna attended fewer than that number. With the exception of Messrs. Brekka and Rice, no incumbent director attended fewer than seventy-five percent of the total number of meetings of the Board of Directors during the year ended December 31, 1996, and, with the exception of Mr. Rice's attendance at meetings of the Finance Committee, no incumbent director attended fewer than seventy-five percent of the total number of meetings during the year ended December 31, 1996 held by all committees of the Board of Directors on which he served.


STOCKHOLDER NOMINATIONS

         The Company's Amended and Restated Bylaws permit stockholders eligible to vote at the Annual Meeting to make nominations for directors but only if such nominations are made pursuant to timely notice in writing to the Secretary of the Company. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company no later than the date designated for receipt of stockholders' proposals in a prior public disclosure made by the Company. If there has been no such prior public disclosure, notice must be delivered to, or mailed to and received at, the Company's principal executive offices not less than 50 nor more than 90 days prior to the Annual Meeting; provided, however, that in the event that less than 60 days' notice of the date of the Annual Meeting is given to stockholders or prior public disclosure of the Annual Meeting is made, notice to be timely must be received not later than the 10th day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made.

         A stockholders' notice of nomination must set forth certain information specified in Section 2.11 of the Amended and Restated Bylaws of the Company concerning each person the stockholder proposes to nominate for election and the nominating stockholder. December 22, 1996 was the deadline for stockholder nominations. No such nomination was received.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

                                   MANAGEMENT

EXECUTIVE OFFICERS

         The executive officers of the Company serve at the discretion of the Board of Directors and are elected by the Board of Directors annually for a term extending through the election and qualification of their successors.

         The executive officers of the Company, their ages as of April 11, 1997 and their positions with the Company are set forth below:

Name                                          Age          Position With the Company
----                                          ---          -------------------------

W. Neil Bauer..............................   50           President and Chief Executive Officer

David J. Frear.............................   40           Vice    President,    Chief    Financial
                                                           Officer and Treasurer

Richard H. Shay............................   55           Vice  President,   Law and Administration,
                                                           and Secretary

Hans C. Giner..............................   57           Vice   President, Asia Pacific

Denis Curtin...............................   57           Vice  President, Engineering and Satellite
                                                           Operations

----------------------

BIOGRAPHICAL INFORMATION - EXECUTIVE OFFICERS

         Certain information concerning the Company's executive officers is set forth below, except that information concerning Mr. Bauer is set forth above under the caption "Biographical Information - Directors."

         David J. Frear has been Vice President and Chief Financial Officer of the Company since November 1993 and Treasurer of the Company since January 1994. From September 1990 through April 1993, Mr. Frear served as Vice President and Chief Financial Officer of Millicom Incorporated, an international telecommunications service company. From January 1988 to September 1990, Mr. Frear held various positions in the investment banking department at Bear, Stearns & Co. Inc. Mr. Frear received his CPA in 1979.

         Hans C. Giner became President of Orion Asia Pacific Corporation, the Company's subsidiary devoted to pursuing construction and launch of a satellite covering the Asia Pacific region, in the fourth quarter of 1995 and a Vice President of Orion in the first quarter of 1996. Mr. Giner served as a consultant to the Company from October 1995 through January 1996 relating to similar matters. Prior thereto, he held senior positions in the satellite and telecommunications industries for more than 20 years. Most recently, from April 1994 through September 1995 he served as President of Stellar One Corporation, a high-tech company designing, manufacturing and distributing technologies for telecommunications groups, particularly telcos and cable television companies. Prior to that, from November 1987 through March 1994, Mr. Giner held several positions for, and ultimately served as president and CEO of Millisat Holdings, Inc. a member of the Millicom Group, with worldwide responsibility for development of media and telecommunications properties, including broadcast, cable and wireless television.

         Richard H. Shay has been Secretary of the Company since January 1993 and a Vice President since April 1992. From July 1981 until September 1985, Mr. Shay served as Chief Counsel to the National Telecommunications and Information Administration ("NTIA") of the U.S. Department of Commerce and then as Deputy General Counsel to the Department, where he was responsible for the legal matters of the Department's agencies. In his capacity as Chief Counsel to NTIA, Mr. Shay also served as Acting Director of its Office of International Policy, served on the official U.S. delegation to the 1982 Nairobi Plenipotentiary Conference of the ITU and was involved in preparation for the 1983 ITU Direct Broadcast Satellite World Administrative Radio Conference.

         Denis J. Curtin is Vice President Engineering and Satellite Operations and also serves as Senior Vice President, Orion Satellite Corporation. He joined the Company in September 1988 as Vice President, Engineering. He previously was Senior Director of Satellite Engineering of COMSAT's Systems Division. While at COMSAT, Dr. Curtin served for over 21 years in the systems engineering, program and engineering management of both domestic and international satellite systems. He has an MS in Physics, a Ph.D. in Mechanical Engineering, and has published numerous papers on solar cell and solar array technology, is the editor of the Trends in Satellite Communications and is a Fellow of the American Institute of Astronautics and Aeronautics.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION


SUMMARY COMPENSATION TABLE

         The following table sets forth a summary of total compensation, including bonuses, paid to the Chief Executive Officer and the four other most highly paid executive officers (the "Named Executive Officers") for services in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 1996, 1995, and 1994.

                                                       ANNUAL COMPENSATION                   LONG-TERM COMPENSATION

                                                                                          AWARDS                 PAYOUTS

                                                                    OTHER                       SECURITIES
                                                                   ANNUAL        RESTRICTED     UNDERLYING            ALL OTHER
     NAME AND                                                      COMPEN-          STOCK        OPTIONS/     LTIP     COMPEN-
PRINCIPAL POSITION                  YEAR   SALARY($)   BONUS($)  SATION ($)(1)    AWARD(S)($)     SARS(#)   PAYOUTS   SATION($)
------------------                  ----   ---------   --------  -------------    -----------     -------   -------   ---------

W. Neil Bauer.................     1996    278,106     100,000                                    75,000
President and Chief...........     1995    265,000     90,000                                    110,294
Executive Officer.............     1994    250,000     100,000    100,684

David J. Frear................     1996    185,996     90,000                                    125,000
Vice President, Treasurer.....     1995    179,005     40,000       4,570                         55,147
and Chief Financial Officer...     1994    170,000     51,000      25,715

Douglas H. Newman (2).........     1996    201,206
Vice President of the.........     1995     34,618     14,000                                     50,000
Company, and President,.......     1994
Orion Satellite Corporation

Hans C. Giner.................     1996    141,638     35,000                                     25,000
Vice President of the Company,     1995
and President, Orion Asia.....     1994
Pacific Corporation

Denis J. Curtin...............     1996    155,380     40,000                                     45,000
Vice President of the Company,     1995    151,081     38,000                                     24,705
Senior Vice President of......     1994    133,850     35,700
Orion Satellite Corporation


    (1) Relocation expenses.
    (2) Mr. Newman is no longer employed by the Company.



OPTION GRANTS IN LAST FISCAL YEAR

         The Company has adopted the Orion Network Systems, Inc. Amended and Restated 1987 Stock Option Plan (the "1987 Employee Stock Option Plan"). Under the 1987 Employee Stock Option Plan, options to purchase up to an aggregate of 1,470,588 shares of Common Stock are available for grants to employees of the Company. The Company has also adopted a Non-Employee Director Stock Option Plan (the "Non-Employee Director Stock Option Plan"). Under the Non-Employee Director Stock Option Plan, options to purchase up to 380,000 shares have been or will be granted automatically to non-employee directors of the Company. In March 1997, the Board of Directors adopted the Company's 1997 Employee Stock Option Plan (the "1997 Stock Option Plan"). Under the 1997 Stock Option Plan, options to purchase up to an aggregate of 1,300,000 shares of Common Stock will be available for grants to employees of the Company and its subsidiaries and to other individuals, subject to approval of the 1997 Stock Option Plan by the stockholders of the Company. See Proposal 4, "Adoption of 1997 Stock Option Plan." No options were granted under the 1997 Stock Option Plan during the year ended December 31, 1996. The following table sets forth information concerning grants of stock options to the Named Executive Officers pursuant to the 1987 Employee Stock Option Plan during the year ended December 31, 1996.


                                                        INDIVIDUAL GRANTS
                             -------------------------------------------------------------------------

                                                                                                           POTENTIAL REALIZED
                                                                                                           VALUE AT ASSUMED
                                                                                                           ANNUAL RATES OF
                                               % OF TOTAL                                                  STOCK PRICE
                             NUMBER OF         OPTIONS                                                     APPRECIATION FOR
                             SECURITIES        GRANTED TO                                                  OPTION TERM
                             UNDERLYING        EMPLOYEES IN        EXERCISE OR
                             OPTIONS           FISCAL YEAR         BASE PRICE PER        EXPIRATION        5%($)     10%($)
NAME                         GRANTED                               SHARE($/SH)(1)        DATE
                             --------------    ----------------    -----------------     -------------   ---------------------
W. Neil Bauer..............       75,000             9.7                  10.00            03/12/04(3)      305,250/711,750
David J. Frear.............      125,000            16.2                  10.00            03/12/04(3)      508,750/1,186,250
Hans C. Giner..............       25,000             3.2                   8.49            01/16/03(2)      86,386/201,425
                                  10,000             1.3                  10.78            11/19/03(2)      43,875/102,302
Denis J. Curtin............        5,000             0.6                  10.78            11/19/03(2)      21,937/51,151
                                  40,000             5.2                  10.00            03/12/04(3)      162,800/379,600

---------------
(1) The option exercise price is equal to one hundred percent (100%) of the fair market value of the Common Stock on the date the option was granted.

(2) The options will vest in equal installments over a five year period from the date of grant.

(3) The options will vest in equal installments over a three year period from the date of grant. These options were granted on March 12, 1997, in connection with 1996 incentive compensation.


OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

         The following table sets forth the value of all unexercised options held at year-end 1996 by the Named Executive Officers. No Named Executive Officer exercised any stock options during the fiscal year.


                               NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                               UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS AT
                               OPTIONS AT FY-END                DECEMBER 31, 1996(1)
                               -----------------------------    --------------------------------

NAME                           EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
----                           -----------------------------    --------------------------------
W. Neil Bauer............            97,058/138,235                      312,130/279,780
David J. Frear...........            35,293/60,294                       75,659/86,286
Douglas H. Newman........            10,000/40,000                       32,050/128,200
Hans C. Giner............            0/35,000                            0/130,575
Denis J. Curtin..........            31,284/20,661                       121,404/40,321

----------------
(1) Based on a per share price of $12.875 on December 31, 1996.

COMPENSATION OF DIRECTORS

         Prior to January 1996 (the Company having become publicly traded during
1995), directors did not receive compensation for serving on the Board of Directors of its committees but were reimbursed for their expenses for each Board of Directors or its committee meeting attended. Commencing in January 1996, directors received annual compensation of $4,000, $1,500 for each Board of Directors meeting attended, $750 for each committee meeting attended (other than with respect to Executive Committee meetings for which no compensation was given) and per annum grants of stock options to purchase 10,000 shares of Common Stock under the Non-Employee Director Stock Option Plan. An initial grant of options to purchase 10,000 shares of Common Stock under that plan was made to each non-employee director in January 1996 and a further grant of options to purchase 10,000 shares of Common Stock was made to each non-employee director in June 1996. An initial grant of options to purchase 30,000 shares of Common Stock under that plan was made to Barry Horowitz, a director, upon his election in March 1996. The option exercise price of the options granted to each non-employee director in January 1996 and Mr. Horowitz in March 1996 was equal to the fair market value of Common Stock on the respective dates the options were granted.


EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

         The Company has not entered into any employment agreements or any termination of employment or change in control arrangements with any of its officers, except for certain change in control vesting provisions in the 1987 Employee Stock Option Plan.

         In his capacity as consultant to the Company, John G. Puente, a director of the Company and Chairman of the Executive Committee, is compensated at a rate of $25,000 per month and has been granted non-incentive stock options. See Proposal 5 below, "Approval of Puente Stock Option Agreement."


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None.



HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Committee on Human Resources and Compensation of the Board (the "Compensation Committee") is responsible for the oversight and administration of executive compensation and for administration of the Company's 1987 Employee Stock Option Plan, as amended. Subject to stockholder approval sought by this proxy statement, the Compensation Committee will also be responsible for the administration of the Company's Employee Stock Purchase Plan and 1997 Stock Option Plan. The Compensation Committee believes that the actions of each executive officer have the potential to impact the short-term and long-term profitability of the Company and considers the impact of each executive officer's performance in designing and administering the executive compensation program. In making compensation decisions, the Compensation Committee has, from time to time, received information and advice regarding the compensation practices of other companies in the satellite communications or related industries.

         PHILOSOPHY AND OBJECTIVES FOR EXECUTIVE COMPENSATION. The purpose of the Company's executive compensation program is to: (i) attract, motivate and retain key executives responsible for the success of the Company as a whole;
(ii) increase shareholder value; (iii) increase the overall performance of the Company; and (iv) increase the performance of the individual executive.

         EXECUTIVE COMPENSATION POLICIES. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate compensation with the Company's short-term and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Target levels of the executive officers' overall compensation are determined subjectively and are intended to be consistent with the Compensation Committee's perception of the salaries of similarly situated senior executives in the satellite communications or related industries. Particular factors which the Compensation Committee believes important to assessing the Company's performance are growth in revenues and the number of customer contracts, completion of financing or other major transactions, implementation of the Company's global satellite network and, on a longer term basis, growth in stockholder value measured by stock price.

         The Company's executive compensation structure is comprised of base salary, annual cash performance bonuses, long-term compensation in the form of stock option grants, and various benefits, including medical, pension and stock purchase plans generally available to all employees of the Company.

         BASE SALARY. In establishing appropriate levels of base salary, the Compensation Committee considered the perceived base salary levels of senior executives at other satellite communications or related companies and the particular officer's overall contributions to Orion during the past year and previously. Base salaries for fiscal 1996 generally were intended to be the same as the perceived levels of similarly sized companies in the satellite services industry. During fiscal 1996, the President and Chief Executive Officer's base salary was $280,000, representing an approximately six percent increase from his 1995 base salary. The Compensation Committee considered a number of factors in approving this increase, including prior base salary increases, the senior executive's increased experience and responsibility, his general performance during the prior year, the Company's increased size and the Compensation Committee's perception as to what salary he could command in other similarly sized companies in the satellite communications or related industries. During fiscal 1996, the Compensation Committee approved base salary increases for the Named Executive Officers, other than the President and Chief Executive Officer, of between approximately four and eight percent, based on the factors described above.

         ANNUAL PERFORMANCE BONUSES. Since 1994, a significant portion of compensation for executives has consisted of cash bonuses. In the early part of each fiscal year, the Compensation Committee has reviewed with the President and Chief Executive Officer and approved, with any modifications it deems appropriate, the annual performance bonus range for each senior executive for that year. Generally, these bonuses have ranged up to approximately 40 percent of such senior executive's base salary. The actual amount of a bonus grant is determined subjectively at the end of each fiscal year, based on such factors as the perceived value to the Company of the individual's achievement and the amount of effort involved in such achievement, the salary level of the individual and the performance of the Company. For 1996, the Compensation Committee granted the President and Chief Executive Officer a performance bonus of $100,000, representing 36 percent of his annual base salary (compared to his potential bonus of 45 percent of his base salary). The Compensation Committee also awarded bonuses to certain of the Named Executive Officers, other than the President and Chief Executive Officer, totaled approximately 33 percent of such executives' annual base salary, as compared to opportunities totaling approximately 35 percent.

         STOCK OPTION GRANTS. The Company believes that stock option grants provide meaningful long-term incentives because they reward the enhancement of stockholder value. The number of stock options granted to each senior executive is determined subjectively, both at the time such executive is hired by the Company and subsequently for performance achievement, based on a number of factors, including the individual's anticipated degree of responsibility, salary level, performance milestones achieved and stock option awards by other similarly sized satellite communications or related companies. Stock option grants by the Compensation Committee generally are made under the Company's 1987 Employee Stock Option Plan at the prevailing market value and will have value only if the Company's stock price increases. Grants made by the Compensation Committee generally vest in equal annual amounts over three to five years; executives must be employed by the Company at the time of vesting in order to exercise the options.

         During fiscal 1996, the Compensation Committee did not grant the President and Chief Executive Officer any options to purchase shares of the Company's common stock. However, in March 1997, the President and Chief Executive Officer was granted options exercisable for 75,000 shares of the Company's Common Stock at an exercise price of $10 per share, in connection with his fiscal 1996 incentive compensation. During fiscal 1996, the Company granted Named Executive Officers, other than the President and Chief Executive Officer, options exercisable for an aggregate of 40,000 shares of the Company's common stock, at an average exercise price of $9.34 per share. Additionally, in March 1997, the Company granted such Named Executive Officers options exercisable for an aggregate of 165,000 shares of the Company's Common Stock, at an exercise price of $10 per share, in connection with their fiscal 1996 incentive compensation. Factors considered in making such awards include, the general level of such executive's performance, salary level, stock and option holdings and recent noteworthy achievements.

         The President and Chief Executive Officer had entered into a performance stock option agreement with the Company in 1994 that provided for the vesting of options upon the successful completion by the Company of certain performance criteria, including the completion of the Company's initial public offering of common stock, the successful launch of the Orion 1 satellite and meeting certain financing levels. During fiscal 1996, the Board of Directors, however, determined that certain of the performance options previously granted to the President and Chief Executive Officer under the Company's 1987 Employee Stock Option Plan satisfied the performance criteria established under the performance stock option agreement and that such options were thereby vested. The Board of Directors made a similar determination with respect to certain performance options previously granted to the Chief Financial Officer.

                                             Respectfully submitted,

                                             HUMAN RESOURCES AND COMPENSATION
                                             COMMITTEE OF THE BOARD OF DIRECTORS

                                             Richard J. Brekka (Chairman)
                                             Warren B. French, Jr.
                                             Robert M. Van Degna

STOCK PERFORMANCE CHART

         The following line graph sets forth comparative information regarding the Company's cumulative stockholder return on its Common Stock over the year ended December 31, 1996. Total stockholder return is measured by dividing total dividends (assuming dividend reinvestment) plus share price change for a period by the share price at the beginning of the measurement period. The Company's cumulative stockholder return based on an investment of $100 at the beginning of the year ended December 31, 1996 is compared to the cumulative total return of the NASDAQ Market Index and an index comprised of public companies whose securities have been trading publicly during the year ended December 31, 1996 and which report under the standard industrial classification code 4899 (five companies excluding Orion) (the "Peer Group Index").

                         COMPARISON OF CUMULATIVE TOTAL
                    RETURN AMONG ORION NETWORK SYSTEMS, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                [GRAPHIC OMITTED]

                   1/2/96       3/29/96       6/28/96        9/30/96    12/31/96
ONSI                  100      133.8235      126.4706       113.2353    151.4706
Orion Peer Group      100      116.9742       102.214       102.3528    110.6089
S&P 500 Index         100      104.7992      108.8726       111.5904    110.1392

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The following is a summary of certain transactions and relationships among the Company and its associated entities, and among the directors, executive officers and stockholders of the Company and its associated entities during the fiscal year ended December 31, 1996.

         In July 1996, Matra Marconi Space U.K. Limited ("Matra Marconi Space"), the parent company of MMS Space Systems, the prime contractor for Orion 1, entered into the Orion 2 satellite contract with Orion regarding construction of Orion 2, which contract was amended in December 1996 and again in January 1997. Matra Hachette, one of the parent companies of Matra Marconi Space, is the beneficial owner of more than 5% of the Company's Common Stock.

         In January 1997, the Company acquired the outstanding minority interest in the Company's subsidiary Orion Asia Pacific Corporation from British Aerospace Satellite Investments, Inc. ("British Aerospace Satellite") in exchange for approximately 86,000 shares of Common Stock). British Aerospace Satellite is an affiliate of British Aerospace Communications, Inc. ("British Aerospace"), the beneficial owner of more than 5% of the Company's Common Stock.

         In January 1997, the Company sold $60 million of its convertible junior subordinated debentures (the "Debentures") to two investors, British Aerospace Holdings, Inc., an affiliate of British Aerospace, and Matra Marconi Space. British Aerospace Holdings, Inc. purchased $50 million of the Debentures and Matra Marconi Space purchased $10 million of the Debentures. Each of British Aerospace and Matra Hachette, one of the parent companies of Matra Marconi Space, beneficially own more than 5% of the Company's Common Stock.

         In January 1997, the Company acquired the limited partnership interests in International Satellite Partners, L.P, a wholly owned subsidiary of the Company ("Orion Atlantic"), and other rights relating thereto held by British Aerospace, COM DEV Satellite Communications Limited, Kingston Communications International Limited ("Kingston"), Lockheed Martin Commercial Launch Services, Inc., MCN Sat US, Inc., an affiliate of Matra Hachette, and Trans-Atlantic Satellite, Inc., an affiliate of Nissho Iwai Corp. (collectively, the "Exchanging Partners"). The Exchanging Partners exchanged their Orion Atlantic limited partnership interests for 123,172 shares of Series C Preferred Stock (the "Exchange"). With the exception of COM DEV Satellite Communications Limited, the Exchanging Partners each beneficially owns more than 5% of the Company's Common Stock as a result of the Exchange.

         A joint venture between Kingston and British Aerospace serves as a ground operations representative for the Company in the United Kingdom, and an affiliate of Matra Hachette serves as a ground operations representative for the Company in France. The Company paid the Kingston and British Aerospace joint venture and the Matra Hachette affiliate $460,730 and $80,113, respectively, in 1996 as commissions and fees for sales and ground operations. Each of Kingston, British Aerospace and Matra Hachette, one of the parent companies of Matra Marconi Space, beneficially owns more than 5% of the Company's Common Stock.

         In January 1997, the Company paid $13 million to Matra Marconi Space as incentive payments under the Orion 1 satellite contract of which $10 million was used by Matra Marconi Space to purchase $10 million of the Debentures. Matra Hachette, one of the parent companies of Matra Marconi Space, beneficially owns more than 5% of the Company's Common Stock.

         In January 1997, a wholly owned subsidiary of the Company was merged with and into Orion Oldco, the predecessor of the Company, as a result of which Orion Oldco become a wholly owned subsidiary of the Company (the "Merger"). In the Merger, all stockholders of Orion Oldco converted their shares of Orion Oldco's common stock and preferred stock into an identical number of shares the Company's Common Stock and Preferred Stock.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Exchange Act, requires the Company's officers and directors and other persons who own more than ten percent of the Company's Common Stock to file reports with the Securities and Exchange Commission about their beneficial ownership of the Company's Common Stock.

         Based solely on a review of copies of Forms 3, 4 and 5 furnished to it during the last fiscal year, the Company is aware only of the following reports submitted on an untimely basis. A Form 3 for Denis J. Curtin, a Senior Vice President of the Company, was filed late. There was a failure to timely file a Form 4 on behalf of Douglas H. Newman, a Vice President of the Company, with respect to one transaction, which was reported on Form 5.

                  ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN
                                  (PROPOSAL 2)


GENERAL

         The Board of Directors has approved (in September 1996) and is proposing for stockholder approval the Company's Employee Stock Purchase Plan (the "Employee Purchase Plan"). The purpose of the Company's Employee Purchase Plan is to enable eligible employees of the Company or any of its subsidiaries, through payroll deductions, to purchase shares of the Company's Common Stock and thus to encourage stock ownership by employees of the Company and its subsidiaries and to encourage the continued employment of employees of the Company and its subsidiaries.

         The affirmative vote of a majority of the shares of Common Stock and Preferred Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single class, with each share of Common Stock entitled to one vote per share, and each share of Preferred Stock (including fractional shares) entitled to one vote for each whole share of Common Stock that would be issuable upon conversion of such share of Preferred Stock is required to approve the Employee Purchase Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to adopt the Employee Purchase Plan.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

EMPLOYEE STOCK PURCHASE PLAN

         The following summary of the Employee Purchase Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Employee Purchase Plan, which is attached hereto as Appendix A and is incorporated herein by reference.

         Under the Employee Purchase Plan, 500,000 shares of Common Stock are available for purchase by eligible employees of the Company or any of its subsidiaries. The Employee Purchase Plan permits eligible employees to elect to have a portion of their pay deducted by the Company or to make lump sum contributions to purchase shares of Common Stock of the Company. In the event there is any increase or decrease in Common Stock without receipt of consideration by the Company (for instance, by a recapitalization or stock split), there will be a proportionate adjustment to the number and kinds of shares that may be purchased under the Employee Purchase Plan. Payroll deductions and other payments will be accumulated during the period beginning on the first day of the first payroll period established by the Compensation Committee and ending on the last day of the last payroll period established by the Compensation Committee (the "Payroll Deduction Period"). The initial Payroll Deduction Period established by the Compensation Committee commenced on October 1, 1996 and will end on June 30, 1997, and every Payroll Deduction Period thereafter will be calendar quarters unless changed by the Compensation Committee.

         The Company and its subsidiaries will cause to be maintained a record of amounts credited to each participating employee who authorizes a payroll deduction under the Employee Purchase Plan. Interest will accrue on payroll deductions on the balance of the employee's accounts during the Payroll Deduction Period at a fixed or variable rate earned by the Company on the funds received for this purpose. Such interest will be credited to the participating employee's accounts.

         The Employee Purchase Plan is administered by the Compensation Committee. The Compensation Committee has the authority to interpret the Employee Purchase Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Employee Purchase Plan, all of which determinations will be final and binding.

         Any employee of the Company or its subsidiaries may participate in the Employee Purchase Plan, except the following, who are ineligible to participate:
(a) an employee who has been employed by the Company or a parent or subsidiary for less than three months as of the beginning of a Payroll Deduction Period;
(b) an employee whose customary employment is for less than five months in any calendar year; (c) an employee whose customary employment is 20 hours or less per week; and (d) an employee who, after exercising his or her rights to purchase stock under the Employee Purchase Plan, would own stock (including stock that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. An employee must be employed on the last day of the Payroll Deduction Period in order to acquire stock under the Employee Stock Plan unless the employee has retired, died or become disabled, or was involuntarily terminated other than for cause.

         An eligible employee may become a participant in the Employee Purchase Plan by completing an election to participate in the Employee Purchase Plan authorizing the Company to have deductions made from pay on each pay day following enrollment in the Employee Purchase Plan. The deductions or contributions will be credited to the employee's account under the Employee An employee may not during any Payroll Deduction Period change his or her percentage of payroll deduction or contribution for that Payroll Deduction Period, nor may an employee withdraw any contributed funds other than by terminating participation in the Employee Stock Plan (as described below). A participating employee may terminate payroll deductions or contributions for the remainder of a Payroll Deduction Period.

         Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Payroll Deduction Period. The purchase price for each share (the "Purchase Price") will be 85% of the fair market value of the Common Stock on the first or last trading day of such Payroll Deduction Period, whichever is lower. Alternatively, the Compensation Committee may establish the Purchase Price; provided, however, the Purchase Price per share cannot be less than 85% of the fair market value of the Common Stock on the first or last trading day of such Payroll Deduction Period.

         No employee may purchase Common Stock in any calendar year under the Employee Stock Plan and all other "employee stock purchase plans" of the Company and any subsidiary having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the Payroll Deduction Period as to shares purchased during such period. Common Stock purchased under the Employee Stock Plan is entitled to full dividend participation.

         As of the last trading day of the Payroll Deduction Period, a participating employee will be credited with the number of whole shares of Common Stock purchased under the Employee Stock Plan during such period. Common Stock purchased under the Employee Stock Plan will be held in the custody of an agent appointed by the Compensation Committee (the "Agent"). The Agent may hold the Common Stock purchased under the Employee Stock Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate, without identification as to individual employees. An employee may, however, instruct the Agent to have all or part of such shares reissued in the employee's own name and have the stock certificate delivered to the employee.

         A participating employee will be refunded all moneys in his or her account, and his or her participation in the Employee Purchase Plan will be terminated, if: (a) the employee elects to terminate participation by delivering a written notice to that effect to the Company; (b) the employee ceases to be employed by the Company or a participating subsidiary except on account of death, disability or retirement; (c) the Board elects to terminate the Employee Purchase Plan; or (d) the employee ceases to be eligible to participate in the Employee Purchase Plan. An employee who retires, is laid off, takes a leave of absence, dies or suffers a disability may directly or, in the case of death, through the employee's estate, withdraw any payroll deductions remaining in the employee's account, receive that number of shares of Common Stock which may be purchased with the amount then credited to the employee's account, or make up any deficiency resulting from missed payroll deductions through an immediate cash payment. Participation in the Employee Purchase Plan may resume at the beginning of the next Payroll Deduction Period if the employee again becomes eligible to participate.

         No participating employee may assign his or her rights to purchase shares of Common Stock under the Employee Purchase Plan, whether voluntarily, by operation of law or otherwise.

         The Board of Directors may, at any time, amend the Employee Purchase Plan in any respect; provided, however, that without approval of the stockholders of the Company no amendment shall be made (a) increasing the number of shares that may be made available for purchase under the Employee Purchase Plan, (b) change the eligibility requirements for participating in the Employee Purchase Plan or (c) impairing the vested rights of participating employees.

         The Board of Directors may terminate the Employee Purchase Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participants that have vested at the time of termination. In any event, the Employee Purchase Plan shall without further action of the Board of Directors, terminate at the earlier of (i) ten years after adoption of the Employee Purchase Plan by the Board of Directors and (ii) such time as all shares of Common Stock that may be made available for purchase under the Employee Purchase Plan have been issued.

FEDERAL INCOME TAX CONSEQUENCES OF THE EMPLOYEE PURCHASE PLAN

         If a participant acquires stock under the Employee Purchase Plan, no income will result to such participant at the time of purchase. The Company will be allowed no deduction as a result of such purchase, if certain conditions are met. The principal condition which must be satisfied is that the participant does not dispose of the stock within two years after the first day of the applicable Payroll Deduction Period. If the employee disposes of the stock acquired pursuant to the Employee Purchase Plan after the statutory holding period has expired, gain on the sale is capital gain except to the extent of the 15% discount in the purchase price determined at the commencement of the Payroll Deduction Period. If the employee disposes of the stock before the expiration of the statutory holding period, the employee must recognize as ordinary compensation income the difference between the stock's fair market value and the purchase price.

         The employee must include in ordinary (compensation) income at the time of sale or other taxable disposition, or upon the employee's death while still holding the stock, the lesser of:

         (1) the 15 percent discount from the fair market value of the stock at the beginning of the Payroll Deduction Period; or

         (2) the amount, if any, by which the stock's fair market value at the time of such disposition or death exceeds the purchase price paid.

         The basis of the stock will be increased by the amount of the compensation income recognized.

         If the employee is treated as having received ordinary income from a disposition prior to the end of the statutory holding period, an equivalent deduction will be allowed to the Company.

                       ADOPTION OF 1997 STOCK OPTION PLAN
                                  (PROPOSAL 3)


GENERAL

         The Board of Directors has approved (in March 1997) and is proposing for stockholder approval the 1997 Stock Option Plan. The purpose of the 1997 Stock Option Plan is to enable eligible employees of the Company or any of its subsidiaries and other individuals whose participation in the 1997 Stock Option Plan is determined to be in the best interest of the Company by the Compensation Committee, to purchase shares of the Company's Common Stock and thus to encourage stock ownership by employees and officers of the Company and other individuals and to encourage the continued employment of employees and officers of the Company.

         The affirmative vote of a majority of the shares of Common Stock and Preferred Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single class, with each share of Common Stock entitled to one vote per share, and each share of Preferred Stock (including fractional shares) entitled to one vote for each whole share of Common Stock that would be issuable upon conversion of such share of Preferred Stock is required to approve the 1997 Stock Option Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 3 to adopt the 1997 Stock Option Plan.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

1997 STOCK OPTION PLAN

         The Board of Directors has voted, subject to stockholder approval at the Annual Meeting, to adopt the 1997 Stock Option Plan and to reserve 1,300,000 shares of Common Stock for issuance under the 1997 Stock Option Plan. The number of shares reserved for issuance is subject to adjustment upon the occurrence of certain events as described below. See "Description of the Plan."

         The Board of Directors of the Company believes that stock options are important to attract and to encourage the continued employment and service of officers and other key employees by facilitating their purchase of a stock interest in the Company. In the judgment of the Board of Directors, an initial or increased option grant will be a valuable incentive and will serve to the ultimate benefit of stockholders.

         The following summary of the 1997 Stock Option Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the 1997 Stock Option Plan, which is attached hereto as Appendix B and is incorporated herein by reference.

         DESCRIPTION OF THE PLAN

         The 1997 Stock Option Plan provides for the grant of options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to full time employees as well as the grant of non-qualifying options to directors and employees of the Company, its subsidiaries and affiliates and to other individuals.

         The 1997 Stock Option Plan is administered by Compensation Committee. The Compensation Committee makes all determinations concerning the employees of the Company and its subsidiaries to whom incentive and non-qualifying options will be granted.

         The option exercise price for incentive stock options granted under the 1997 Stock Option Plan may not be less than the greater of par value or 100% of the fair market value of the Common

Stock on the date of grant of the option (or 110% in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). The option exercise price for qualifying stock options granted under the 1997 Stock Option Plan shall be set by the Compensation Committee. The maximum option term is 10 years (or five years in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). Options may be exercised at any time after grant, except as otherwise provided in the particular option agreement. Options covering no more than 433,333 shares may be granted to any officer or other employee during the term of the Plan. There is also a $100,000 limit on the value of stock (determined at the time of grant) covered by incentive stock options that first become exercisable by an optionee in any calendar year. Options are transferable to immediate family members of the optionee to whom the option has been granted, a trust for the benefit of immediate family members of the optionee or a partnership, all of the interests in which are owned by immediate family members of the optionee.

         Payment for shares purchased under the 1997 Stock Option Plan may be made either in cash or, if permitted by the particular option agreement, by exchanging shares of Common Stock of the Company with a fair market value equal to the total option exercise price or cash for any difference. Options may, if permitted by the particular option agreement, be exercised by directing that certificates for the shares purchased be delivered to a licensed broker as agent for the optionee, provided that the broker tenders to the Company cash or cash equivalents equal to the option exercise price plus the amount of any taxes that the Company may be required to withhold in connection with the exercise of the option.

         If an employee's or other individual's service with the Company or its subsidiaries terminates by reason of death or permanent and total disability, his or her options, whether or not then exercisable, may be exercised within one year after such death or disability unless a later date is otherwise provided in the particular option agreement (but not later than the date the option would otherwise expire). If the employee's service terminates for any reason other than death or disability, options held by such optionee terminate thirty days after the date of such termination unless a later date is otherwise provided in the particular option agreement (but not later than the date the option would otherwise expire).

         If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company, by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by the Company, an appropriate and proportionate adjustment will be made in the number and kinds of shares subject to the 1997 Stock Option Plan, and in the number, kinds, and per share exercise price of shares subject to the unexercised portion of options granted prior to any such change. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the per share option price.

         Upon any dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation in which the Company is not the surviving corporation, or upon the sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction approved by the Board of Directors which results in any person or entity owning 80% or more of the total combined voting power of all classes of stock of the Company, the 1997 Stock Option Plan and the options issued thereunder will terminate, unless provision is made in connection with such transaction for the continuation of this Plan and/or the assumption of the options or for the substitution for such options of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. In the event of such termination, all outstanding options will be exercisable in full during such period immediately prior to the occurrence of such termination as the Board of Directors in its discretion will determine.

         The Board of Directors may amend the 1997 Stock Option Plan with respect to shares of the Common Stock as to which options have not been granted.

         The Board of Directors at any time may terminate or suspend the 1997 Stock Option Plan. Unless previously terminated, the 1997 Stock Option Plan will terminate automatically on March 12, 2007, the tenth anniversary of the date of adoption of the 1997 Stock Option Plan by the Board of Directors. No termination, suspension or amendment of the 1997 Stock Option Plan may, without the consent of the optionee to whom an option has been granted, adversely affect the rights of the holder of the option.

         FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK OPTION PLANS

         Incentive Stock Option. The grant of an option is not a taxable event for the optionee or the Company. With respect to "incentive stock options," an optionee will not recognize taxable income upon grant or exercise of an incentive option, and any gain realized upon a disposition of shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise. However, the excess of the fair market value of the shares subject to an incentive option on the exercise date over the option exercise price will be included in the optionee's alternative minimum taxable income in the year of exercise (except that, if the optionee is subject to certain securities law restrictions, the determination of the amount included in alternative minimum taxable income may be delayed, unless the optionee elects within 30 days following exercise to have income determined without regard to such restrictions) for purposes of the alternative minimum tax. This excess increases the optionee's basis in the shares for purposes of the alternative minimum tax but not for purposes of the regular income tax. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive options (e.g., for a year in which the shares are sold at a gain). The Company and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive option, except as discussed below.

         For the exercise of an incentive option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary from the date the option is granted through a date within three months before the date of exercise. In the case of an optionee who is disabled, this three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period for shares received pursuant to the exercise of the option are waived.

         If all of the requirements for incentive option treatment are met except for the special holding period rules set forth above, the optionee will recognize ordinary income upon the disposition of the shares in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price. However, if the optionee was subject to certain restrictions under the securities laws at the time the option was exercised, the measurement date may be delayed, unless the optionee has made a special tax election within 30 days after the date of exercise to have taxable income determined without regard to such restrictions. The balance of the realized gain, if any, will be long- or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period rules but at a price below the fair market value of the shares at the time the option was exercised (or other applicable measurement date), the amount of ordinary income (and the amount included in alternative minimum taxable income, if the sale occurs during the same year as the option was exercised) will be limited to the excess of the amount realized on the sale over the option exercise price. If the

Company complies with applicable reporting (if any) and other requirements, it will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

         If, pursuant to an option agreement, an optionee exercises an incentive option by tendering shares of Common Stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an incentive option and had not satisfied the special holding period requirements summarized above). If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise (other than minimum taxable income as discussed above) and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. These rules would not apply if the optionee used shares received pursuant to the exercise of an incentive option (or another statutory option) as to which the optionee had not satisfied the applicable holding period requirement. In that case, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares, with the result that the excess of the fair market value of the shares tendered over the optionee's basis in the shares would be taxable.

         Non-Qualified. Upon exercising a non-qualifying (i.e. non-incentive) option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise (except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date may be delayed, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to the restrictions). If the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-incentive option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

         If, pursuant to an option agreement, the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for non-qualifying options, no gain or loss will be recognized with respect to the shares surrendered (regardless of whether the shares were acquired pursuant to the exercise of an incentive option) and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. However; the fair market value of any shares received in excess of the number of shares surrendered (i.e., the difference between the aggregate option exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option) will be taxed as ordinary income. Under current federal income tax law, for 1993 and subsequent years, the highest tax rate on ordinary income is 39.6% and long-term capital gains are subject to a maximum tax rate of 28%. Gain on a sale of stock acquired as a consequence of the exercise of an option should qualify as long-term if the stock has been held for more than one year (after exercise). Because of certain provisions in the law relating to the "phase out" of personal exemptions and certain limitations on itemized deductions, the federal income tax consequences to a particular taxpayer of receiving additional amounts of ordinary income or capital gain may be greater than would be indicated by application of the foregoing tax rates to the additional amount of income or gain.

           APPROVAL OF THE RESTATED CERTIFICATION OF INCORPORATION OF
                           ORION OLDCO SERVICES, INC.
                                  (PROPOSAL 4)


BACKGROUND

         THE TRANSACTIONS. In January 1997, the Company consummated the Merger (as defined below) as part of a series of transactions which significantly changed the Company. Those transactions, which are discussed in more detail in the Company's Current Report on Form 8-K filed on February 14, 1997, included:

         (i) the acquisition all of the limited partnership interests which the Company did not already own in the Company's operating subsidiary, Orion Atlantic, that owns the Orion 1 satellite, along with rights to receive repayment of various advances by Orion Atlantic and various other rights, in an exchange transaction for 123,172 shares of Series C Preferred Stock (the "Exchange");

         (ii) the acquisition by the Company of the only outstanding minority interest in the Company's subsidiary Orion Asia Pacific Corporation from British Aerospace Satellite Investments, Inc. in exchange (the "OAP Acquisition") for approximately 86,000 shares of the Company's Common Stock;

         (iii) the merger of a wholly owned subsidiary of the Company, Orion Merger Company, Inc., into Orion Oldco, the predecessor of the Company, as a result of which Orion Oldco became a wholly owned subsidiary of the Company (the "Merger");

         (iv)  a  $710  million  notes  offering,   with  warrants  representing
approximately 2.6% of the outstanding Common Stock of the Company on a fully diluted basis (the "Notes offering"); and

         (v) the sale of $60 million of the Company's Debentures to British Aerospace Holdings, Inc. and Matra Marconi Space (the "Debenture offering").

         The Exchange and the OAP Acquisition resulted in the Company owning 100% of Orion Atlantic and its other significant subsidiaries and, therefore, a greatly simplified corporate structure. The Exchange also resulted in a significant increase in the Company's capital stock outstanding. The Merger was effected to conduct the Exchange on a tax-free basis. The net proceeds of the Notes offering and Debenture offering were used by the Company to repay the credit facility it entered into in connection with the construction of the Orion 1 satellite and pre-fund the first three years of interest payments on certain of the Notes, and will be used by the Company for the construction and launch of two additional satellites, Orion 2 and Orion 3.

         ORION OLDCO. As a result of the Merger, Orion Oldco, the Company's predecessor, has become a wholly owned subsidiary of the Company. Orion Oldco principally holds the stock of the Company's other subsidiaries, including Orion Atlantic, and has (and is expected to have) few other operations or functions. As part of the Merger, Orion Oldco retained a certificate of incorporation, bylaws, capital structure and management substantially identical in all material respects to those of the Company.

PURPOSE AND EFFECT OF PROPOSED AMENDMENTS

         Proposal 4, discussed in more detail below, would amend the certificate of incorporation of Orion Oldco to simplify its corporate structure. The certificate of incorporation of Orion Oldco was designed for a publicly traded company. The Company believes that it is significantly more complex than the certificates of incorporation of most subsidiaries, and that operation of Orion Oldco may be complicated as a result. The capital structure of Orion Oldco consists of millions of shares of common stock and two classes of preferred stock. The Company believes that the large amount of authorized and outstanding capital stock of Orion Oldco will result in substantially greater franchise taxes than if steps are taken to reduce the amount. In addition, the Company believes that since Orion Oldco is 100% owned by the Company, it is not necessary to maintain a large Board of Directors for Orion Oldco (presently 10 directors, plus one vacancy) or to have staggered three year terms for such directors.

         The proposed amendments (which take the form of the adoption of a restated certificate of incorporation of Orion Oldco) would, among other things, significantly simplify Orion Oldco's certificate of incorporation, reduce both its authorized and its outstanding capital stock, reduce the size of its Board of Directors and eliminate the three year terms for directors. The existing members of Orion Oldco's Board of Directors have (or prior to approval of the restated certificate of incorporation will have) submitted resignations effective upon the approval of the proposed restated certificate of incorporation. The Company intends to appoint as the new directors certain of its executive officers, as the Company (or its predecessor) has done in the case of its other subsidiaries. The Company believes that this approach will simplify the functioning of Orion Oldco, which is expected to act principally as a holding company for other subsidiaries.

GENERAL

         The Board of Directors has approved (on behalf of the Company as the sole stockholder of Orion Oldco) and is proposing for stockholder approval the restated certificate of incorporation of Orion Oldco. Approval of the restated certificate of incorporation of Orion Oldco requires (a) the affirmative vote of two-thirds (66.6%) of the holders of shares of Common Stock and Preferred Stock, voting together as a single class, with each share of Common Stock entitled to one vote per share, and each share of Preferred Stock (including fractional shares) entitled to one vote for each whole share of Common Stock that would be issuable upon conversion of such shares of Preferred Stock, as described above under "Voting Securities and Principal Holders Thereof," (b) the affirmative vote of the majority of the outstanding shares of holders of Common Stock, (c) the affirmative vote of the holders of ninety percent (90%) of the Series A Preferred Stock, and (d) the affirmative vote of the holders of ninety percent (90%) of the Series B Preferred Stock. Unless otherwise indicated, properly executed proxies will be voted (for each of the separate votes, to the extent applicable) in favor of Proposal 4 to approve the restated certificate of incorporation of Orion Oldco.

         The full text of the proposed restated certificate of incorporation of Orion Oldco is attached to this Proxy Statement as Appendix C, and is incorporated herein by reference. The description below of the restated certificate of incorporation of Orion Oldco is qualified in its entirety by reference to Appendix C.

         If approved, the restated certificate of incorporation of Orion Oldco would become effective upon the filing of the restated certificate of incorporation of Orion Oldco with the Secretary of State of the State of Delaware, which is expected to be made shortly following stockholder approval.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

AMENDMENTS EFFECTED BY RESTATED CERTIFICATE OF INCORPORATION OF ORION OLDCO

         ABILITY TO CHANGE THE CERTIFICATE OF INCORPORATION. The certificate of incorporation of Orion Oldco, as presently in effect, requires approval by the stockholders of the Company of changes to the certificate of incorporation. For example, the stockholder approval sought by this Proposal 4 is necessitated by changes to Orion Oldco's certificate of incorporation with regard to, among others, the corporation's authorized capital, the composition and structure of Orion Oldco's board of directors, Orion Oldco's ability to change its certificate of incorporation and voting requirements triggered by certain transactions. The restated certificate of incorporation of Orion Oldco would remove the need for Company stockholder approval in these instances by eliminating Article Fourteenth of Orion Oldco's present certificate of incorporation and providing that Orion Oldco has the right, in the manner prescribed by law, to amend, alter, change or repeal any provision contained in the certificate of incorporation. The Company believes that since Orion Oldco is 100% owned by the Company and since Orion Oldco is expected to act principally as a holding company for other subsidiaries, it is not particularly helpful to the Company's stockholders to have the right to approve changes to Orion Oldco's certificate of incorporation and that the inability to amend Orion Oldco's certificate of incorporation without the approval of public stockholders may unnecessarily complicate the functioning and limit the flexibility of Orion Oldco.

         AUTHORIZED CAPITAL. The certificate of incorporation of Orion Oldco, as presently in effect, provides that the authorized capital shall consist of forty million shares of Orion Oldco common stock, par value $.01 per share, and one million shares of preferred stock, par value $.01 per share. The restated certificate of incorporation of Orion Oldco would decrease the authorized capital to 3,000 shares, all of which are to be common stock, par value $.01 per share. The reduction in Orion Oldco's authorized capital would be accompanied by a reclassification of outstanding shares of Orion Oldco stock that would be effected upon the filing of the restated certificate of incorporation with the Secretary of the State of Delaware.

         BOARD OF DIRECTORS. Orion Oldco's certificate of incorporation, as presently in effect, provides that the Board of Directors of Orion Oldco (presently eleven directors, including one vacancy) is divided into three classes of directors serving staggered three-year terms. The classification of directors has the effect of making it more difficult for stockholders to change the composition of the Board of Directors in a relatively short period of time. The authorized number of directors may be changed by resolution of the Board of Directors of Orion Oldco or by the holders of at least two-thirds of the voting power of all outstanding shares, and directors may not be removed without cause. The restated certificate of incorporation of Orion Oldco would remove this classification, provide for one year terms and allow directors to be removed without cause. In connection with the adoption of the Orion Oldco restated certificate of incorporation, the Company expects the number of directors to be reduced to three.

         Anti-Takeover Provisions

         SECTION 203 OF DELAWARE GENERAL CORPORATION LAW. The certificate of incorporation of Orion Oldco, as presently in effect, subjects Orion Oldco to Section 203 of the Delaware General Corporation Law ("Section 203") which contains certain prohibitions on a corporation engaging in business combinations with an Interested Stockholder (as defined in
         Section 203) for a period of three years following the time that such stockholder becomes an interested stockholder. In the restated certificate of incorporation, Orion Oldco is making an election not to be subject to Section 203. See "Reasons for Removing Anti-Takeover Provisions" below.

         FAIR PRICE PROVISION. Orion Oldco's certificate of incorporation, as presently in effect, contains a provision (the "Fair Price Provision") that requires the approval of the holders of a majority of Orion Oldco's voting stock (other than voting stock held by an "Interested Stockholder") as a condition to a merger or to certain other business transactions with, or proposed by, a holder of 20% or more of Orion Oldco's voting stock (an "Interested Stockholder"), except in cases where the directors not affiliated with the Interested Stockholder (or directors elected by non-affiliated directors) approve the transaction or certain minimum price criteria and other procedural requirements are met. The restated certificate of incorporation of Orion Oldco would remove the Fair Price Provision. See "Reasons for Removing Anti-Takeover Provisions" below.

         CONTROL SHARE ACQUISITION PROVISION. Orion Oldco's certificate of incorporation, as presently in effect, provides that any person (or entity) (the "Acquiring Stockholder") who acquires or seeks to acquire shares of capital stock of the Company that would increase such person's voting power in Orion Oldco above any of three thresholds (20%, 33% or 50%) must receive the approval of the holders of a majority of the other shares of Orion Oldco before the Acquiring Stockholder can vote the acquired stock. In addition, if the Acquiring Stockholder has acquired or is acquiring more than 50% of the outstanding capital stock, the other stockholders who vote against such acquisition are entitled to dissent and obtain for their shares, from Orion Oldco, payment equivalent to the estimated fair value of their shares. The restated certificate of incorporation of Orion Oldco would remove these provisions. See "Reasons for Removing Anti-Takeover Provisions" below.

         REASONS FOR REMOVING ANTI-TAKEOVER PROVISIONS. The anti-takeover provisions described above in Orion Oldco's certificate of incorporation, as presently in effect, are intended to discourage an unsolicited takeover of Orion Oldco. The Company believes that the foregoing provisions of the certificate of incorporation of Orion Oldco and the rationales supporting such provisions are no longer relevant in view of the 100% ownership of Orion Oldco by the Company and Orion Oldco's role as a holding company for the Company's other subsidiaries. The Company believes that these provisions may complicate the operations of Orion Oldco and its arrangements with the Company which is a greater than 20% stockholder of Orion Oldco. Elimination of these provisions is designed to simplify the corporate structure and improve the administration of Orion Oldco.

                    APPROVAL OF PUENTE STOCK OPTION AGREEMENT
                                  (PROPOSAL 5)

GENERAL

         The Board of Directors has approved (in July 1996) and is proposing for stockholder approval the Puente Stock Option Agreement. The Puente Stock Option Agreement was entered into by the Company in connection with the establishment of Company's Executive Committee, the appointment of John G. Puente as Chairman of that committee and the retention of Mr. Puente as a consultant to the Company on matters of strategic importance to the Company. The Executive Committee is charged with overseeing, on behalf of the Board of Directors, the strategic direction of the Company's financing efforts, matters relating to strategic partners, alliances and acquisitions and the overall market focus of the Company. The Board of Directors believes that the Executive Committee has been very effective since its establishment and believes that Mr. Puente, as Chairman of that committee, contributed significantly to its effectiveness. In addition to the grant of options under the Puente Stock Option Agreement, Mr. Puente is compensated under a consulting arrangement at a rate of $25,000 per month until his status as Chairman of the Executive Committee terminates. The Board of Directors of the Company believes that the options granted to Mr. Puente pursuant to the Puente Stock Option Agreement are necessary to honor an agreement under which Mr. Puente has been serving for several months and are important to Mr. Puente's continued participation in both his consultant capacity and as Chairman of the Executive Committee and that the grant of options is in the best interests of the Company. In the event that the Puente Stock Option Agreement is not approved, the Board of Directors intends to provide to Mr. Puente, in lieu of the stock options granted therein, alternative (probably cash or phantom stock) compensation of value reasonably equivalent to such stock options (as determined by the Board of Directors).

         The affirmative vote of a majority of the shares of Common Stock and Preferred Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single class, with each share of Common Stock entitled to one vote per share, and each share of Preferred Stock (including fractional shares) entitled to one vote for each whole share of Common Stock that would be issuable upon conversion of such share of Preferred Stock is required to approve the Puente Stock Option Agreement. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 5 to adopt the Puente Stock Option Agreement.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 5.

                  The following summary of the Puente Stock Option Agreement does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Puente Stock Option Agreement, which is attached hereto as Appendix D and is incorporated herein by reference.

PUENTE STOCK OPTION AGREEMENT

         The Puente Stock Option Agreement provides for the grant to Mr. Puente of non-incentive stock options to purchase up to an aggregate of 100,000 shares of Common Stock at an exercise price of $9.83 per share, which was the market price of the Common Stock at the time of the grant in July 1996. Of the options granted to Mr. Puente, 50% were vested initially and the remaining 50% became vested upon the successful completion of the Notes offering and the refinancing of the Company's obligations under the now-terminated Credit Agreement, dated December 6, 1991, among Orion Atlantic, the Banks named therein and Chase Manhattan Bank (National Association), as Agent (the "Terminated Credit Agreement").

         Mr. Puente may exercise the options granted under the Puente Stock Option Agreement, in whole or in part, at any time by delivering written notice of exercise to the Company; provided however, that no single exercise is for less than 100 shares, unless the number of shares purchased is the total number at the time available for purchase under the Puente Stock Option Agreement. Payment of the option price for the shares of Common Stock purchased pursuant to the exercise of the option will be made in cash or in cash equivalent, or shares of Common Stock valued at fair market value in the same manner as options are valued under the Company's non-employee director stock option plan. Options granted to Mr. Puente under the Puente Stock Option Agreement are not transferable, other than by will or the laws of descent and distribution in the event of Mr. Puente's death. Options granted to Mr. Puente under the Puente Stock Option Agreement expire five years after the date of the option grant or one year after the date of Mr. Puente's death.

         If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company, by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by the Company, an appropriate and proportionate adjustment will be made in the 100,000 of shares granted pursuant to the Puente Stock Option Agreement. Any such adjustment in an outstanding option, however, will be made without a change in the exercise price of $9.83 per share.

         Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization in which the Company is not the surviving corporation, or upon the sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction approved by the Board of Directors which results in any person or entity owning 80% or more of the total combined voting power of all classes of stock of the Company, the Puente Stock Option Agreement and the options granted to Mr. Puente thereunder will terminate, unless provision is made in connection with such transaction for the continuation of this plan and/or the assumption of the options or for the substitution for such options of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. In the event of such termination, all outstanding options will be exercisable (but not later than the date the option would otherwise expire) in full for thirty days immediately prior to the occurrence of such termination as the Board of Directors in its discretion will determine.

                    APPROVAL OF HAUSER STOCK OPTION AGREEMENT
                                  (PROPOSAL 6)


GENERAL

         The Board of Directors has approved (in March 1997) and is proposing for stockholder approval the Hauser Stock Option Agreement. The Hauser Stock Option Agreement was entered into by the Company in connection with the successful completion of the Notes offering and the refinancing of the Company's obligations under the Terminated Credit Agreement. The Board of Directors believes that Mr. Hauser, as Chairman of the Company, contributed significantly to the successful completion of those transactions and believes that the options granted to Mr. Hauser pursuant to the Hauser Stock Option Agreement are necessary to reward Mr. Hauser for his chairmanship of the Company during this period.

         The affirmative vote of a majority of the shares of Common Stock and Preferred Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single class, with each share of Common Stock entitled to one vote per share, and each share of Preferred Stock (including fractional shares) entitled to one vote for each whole share of Common Stock that would be issuable upon conversion of such share of Preferred Stock is required to approve the Hauser Stock Option Agreement. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 6 to adopt the Hauser Stock Option Agreement.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 6.

                  The following summary of the Hauser Stock Option Agreement does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Hauser Stock Option Agreement, which is attached hereto as Appendix E and is incorporated herein by reference.

HAUSER STOCK OPTION AGREEMENT

         The Hauser Stock Option Agreement provides for the grant to Mr. Hauser of non-incentive stock options to purchase up to an aggregate of 100,000 shares of Common Stock at an exercise price of $12.29 per share, which was the market price of the Common Stock at the time of the grant in March 1997. Of the options granted to Mr.Hauser, 100% were vested upon their grant.

         Mr. Hauser may exercise the options granted under the Hauser Stock Option Agreement, in whole or in part, at any time by delivering written notice of exercise to the Company; provided however, that no single exercise is for less than 100 shares, unless the number of shares purchased is the total number at the time available for purchase under the Hauser Stock Option Agreement. Payment of the option price for the shares of Common Stock purchased pursuant to the exercise of the option will be made in cash or in cash equivalent, or shares of Common Stock valued at fair market value in the same manner as options are valued under the Company's non-employee director stock option plan. Options granted to Mr. Hauser under the Hauser Stock Option Agreement are not transferable, other than by will or the laws of descent and distribution in the event of Mr. Hauser's death. Options granted to Mr. Hauser under the Hauser Stock Option Agreement expire five years after the date of the option grant or one year after the date of Mr. Hauser's death.

         If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company, by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by the Company, an appropriate and proportionate adjustment will be made in the 100,000 of shares granted pursuant to the Hauser Stock Option Agreement. Any such adjustment in an outstanding option, however, will be made without a change in the exercise price of $12.29 per share.

         Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization in which the Company is not the surviving corporation, or upon the sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction approved by the Board of Directors which results in any person or entity owning 80% or more of the total combined voting power of all classes of stock of the Company, the Hauser Stock Option Agreement and the options granted to Mr. Hauser thereunder will terminate, unless provision is made in connection with such transaction for the continuation of this plan and/or the assumption of the options or for the substitution for such options of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. In the event of such termination, all outstanding options will be exercisable (but not later than the date the option would otherwise expire) in full for thirty days immediately prior to the occurrence of such termination as the Board of Directors in its discretion will determine.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                  (PROPOSAL 7)

                  The Board of Directors has appointed Ernst & Young LLP ("E&Y") as the Company's independent auditors for the fiscal year ending December 31, 1997, subject to ratification by stockholders at the Annual Meeting. Representatives of E&Y will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of E&Y to audit the books and accounts of the Company for the fiscal year ending December 31, 1997. No determination has been made as to what action the Board would take if the stockholders do not ratify the appointment.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 7.

                     STOCKHOLDER PROPOSALS AND OTHER MATTERS

         Any proposals by stockholders of Orion to be considered for inclusion in the Company's Proxy Statement relating to the 1998 Annual Meeting of Stockholders must be in writing and received by the Company, at its principal office, no later than December 25, 1997. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to the 1998 Annual Meeting of Stockholders any stockholder proposal that does not meet all of the requirements for such inclusion in effect at that time.

         Management of the Company knows of no other business presented for action by the stockholders at the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, the enclosed proxy authorizes the persons named therein to vote the shares represented thereby in their discretion.

                                              By Order of the Board of Directors


                                              /s/W. NEIL BAUER
                                              W. NEIL BAUER
                                              President and Chief
                                              Executive Officer


April 24, 1997

                                                                      APPENDIX A









                                            ORION NETWORK SYSTEMS, INC.
                                           EMPLOYEE STOCK PURCHASE PLAN

                           ORION NETWORK SYSTEMS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN



         The Board of Directors of Orion Network Systems, Inc. (the "Company") has adopted this Employee Stock Purchase Plan (the "Plan") to enable eligible employees of the Company and its participating Affiliates (as defined below), through payroll deductions, to purchase shares of the Company's common stock, par value $0.01 per share (the " Common Stock"). The Plan is for the benefit of the employees of Orion Network Systems, Inc. and any participating Affiliates. The Plan is intended to benefit the Company by increasing the employees' interest in the Company's growth and success and encouraging employees to remain in the employ of the Company or its participating Affiliates. The provisions of the Plan are set forth below:

1.       SHARES SUBJECT TO THE PLAN.

         Subject to adjustment as provided in Section 26 below, the aggregate number of shares of Common Stock that may be made available for purchase by participating employees under the Plan is 400,000. The shares issuable under the Plan may, in the discretion of the Board of Directors of the Company (the "Board"), be authorized but unissued shares, treasury shares or issued and outstanding shares that are purchased in the open market.

2.       ADMINISTRATION.

         The Plan shall be administered under the direction of the Human Resources and Compensation Committee of the Board (the "Committee"). No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

3.       INTERPRETATION.

         It is intended that the Plan will meet the requirements for an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"), and it is to be so applied and interpreted. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons.

4.       ELIGIBLE EMPLOYEES.

         Any employee of the Company or any of its participating Affiliates may participate in the Plan, except the following, who are ineligible to participate: (a) an employee who has been employed by the Company or any of its participating Affiliates for less than three months as of the beginning of a Payroll Deduction Period (as defined in Section 7 below); (b) an employee whose customary employment is for less than five months in any calendar year; (c) an employee whose customary employment is 20 hours or less per week; and (d) an employee who, after exercising his or her rights to purchase shares under the Plan, would own shares of Common Stock (including shares that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. The term "participating Affiliate" means any company or other trade or business that is a subsidiary of the Company (determined in accordance with the principles of Sections 424(e) and (f) of the Code and the regulations thereunder). The Board may at any time in its sole discretion, if it deems it advisable to do so, terminate the participation of the employees of a particular participating Affiliate.

5.       PARTICIPATION IN THE PLAN.

         An eligible employee may become a participating employee in the Plan by completing an election to participate in the Plan on a form provided by the Company and submitting that form to the Payroll Department of the Company. The form will authorize payroll deductions (as provided in Section 6 below) and authorize the purchase of shares of Common Stock for the employee's account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of the first Payroll Deduction Period.

6.       PAYROLL DEDUCTIONS.

         At the time an eligible employee submits his or her election to participate in the Plan (as provided in Section 5 above), the employee shall elect to have deductions made from his or her pay, on each pay day following his or her enrollment in the Plan, and for as long as he or she shall participate in the Plan. The deductions will be credited to the participating employee's account under the Plan. An employee may not during any Payroll Deduction Period change his or her percentage of payroll deduction for that Payroll Deduction Period, nor may an employee withdraw any contributed funds, other than in accordance with Sections 15 through 20 below.

7.       INTEREST ON PAYROLL DEDUCTIONS.

         The Company and participating Affiliates will cause to be maintained a record of amounts credited to each participating employee authorizing a payroll deduction pursuant to Section 6. Interest will accrue on payroll deductions on the balance of the employees' accounts during the Payroll Deduction Period at a fixed or variable rate earned by the Company on the funds received for this purpose. Such interest shall be credited to the participating employees' accounts.

8.       PAYROLL DEDUCTION PERIODS.

         The Payroll Deductions Periods shall be determined by the Committee. The initial Payroll Deduction Period shall commence on October 1, 1996 and end on June 30, 1997, and every Payroll Deduction Period thereafter, shall be calendar quarters until changed by the Committee.

9.       RIGHTS TO PURCHASE  COMMON STOCK; PURCHASE PRICE.

         Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Payroll Deduction Period. The purchase price of each share of Common Stock (the "Purchase Price") shall be the lesser of 85 percent of the fair market value of the Common Stock
(i) on the first trading day of the Payroll Deduction Period or (ii) on the last trading day of such Payroll Deduction Period, unless the Purchase Price is otherwise established by the Committee; provided that in no event shall the Purchase Price be less than the amount determined pursuant to subparagraphs (i) and (ii) above or the par value of the Common Stock. For purposes of the Plan, "fair market value" means the value of each share of Common Stock subject to the Plan determined as follows: if on the determination date the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the fair market value of the shares of Common Stock shall be the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the determination date (or if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Common

Stock are not listed on such an exchange, quoted on such System or traded on such a market, fair market value shall be determined by the Board in good faith.

10.      TIMING OF PURCHASE; PURCHASE LIMITATION.

         Unless  a  participating   employee  has  given  prior  written  notice
terminating such employee's participation in the Plan, or the employee's participation in the Plan has otherwise been terminated as provided in Sections 16 through 20 below, such employee will be deemed to have exercised automatically his or her right to purchase Common Stock on the last trading day of the Payroll Deduction Period (except as provided in Section 15 below) for the number of shares of Common Stock which the accumulated funds in the employee's account at that time will purchase at the Purchase Price, subject to the participation adjustment provided for in Section 14 below and subject to adjustment under Section 26 below. Notwithstanding any other provision of the Plan, no employee may purchase in any one calendar year under the Plan and all other "employee stock purchase plans" of the Company and its participating Affiliates shares of Common Stock having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the Payroll Deduction Period as to shares purchased during such period. Effective upon the last trading day of the Payroll Deduction Period, a participating employee will become a stockholder with respect to the shares purchased during such period, and will thereupon have all dividend, voting and other ownership rights incident thereto. Notwithstanding the foregoing, no shares shall be sold pursuant to the Plan unless the Plan is approved by the Company's stockholders in accordance with Section 25 below.

11.      ISSUANCE OF STOCK CERTIFICATES.

         As of the last trading day of the Payroll Deduction Period, a participating employee will be credited with the number of shares of Common Stock purchased for his or her account under the Plan during such Payroll Deduction Period. Shares purchased under the Plan will be held in the custody of an agent (the "Agent") appointed by the Committee. The Agent may hold the shares purchased under the Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate without identification as to individual participating employees. A participating employee may, at any time following his or her purchase of shares under the Plan, by written notice instruct the Agent to have all or part of such shares reissued in the participating employee's own name and have the stock certificate delivered to the employee.

12.      WITHHOLDING OF TAXES.

         To the extent that a participating employee realizes ordinary income in connection with a sale or other transfer of any shares of Common Stock purchased under the Plan, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participating employee or from shares that would otherwise be issued to the participating employee hereunder. Any participating employee who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Payroll Deduction
Period in which the shares were purchased must within 30 days of such transfer notify the Payroll Department of the Company in writing of such transfer.

13.      ACCOUNT STATEMENTS.

         The Company will cause the Agent to deliver to each participating employee a statement for each Payroll Deduction Period during which the employee purchases Common Stock under the Plan, but no more frequently than quarterly, reflecting the amount of payroll deductions during the Payroll Deduction Period, the number of shares purchased for the employee's account, the price per share of the shares purchased for the employee's account and the number of shares held for the employee's account at the end of the Payroll Deduction Period.

14.      PARTICIPATION ADJUSTMENT.

         If in any Payroll Deduction Period the number of unsold shares that may be made available for purchase under the Plan pursuant to Section 1 above is insufficient to permit exercise of all rights deemed exercised by all participating employees pursuant to Section 9 above, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds then remaining in a participating employee's account after such exercise will be refunded to the employee.

15.      CHANGES IN ELECTIONS TO PURCHASE.

         (a) A participating employee may, at any time prior to the last day of the Payroll Deduction Period, by written notice to the Company, direct the Company to cease payroll deductions (or, if the payment for shares is being made through periodic cash payments, notify the Company that such payments will be terminated), in accordance with the following alternatives:

                  (i) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Payroll Deduction Period, with the amount then credited to the employee's account; or

                  (ii) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

         (b) Any participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next Payroll Deduction Period, by delivering to the Company a new form regarding election to participate in the Plan under Section 5 above.


16.      TERMINATION OF EMPLOYMENT.

         In the event a participating employee voluntarily leaves the employ of the Company or a participating Affiliate, otherwise than by retirement under a plan of the Company or a participating Affiliate, or is terminated by the Company prior to the last day of the Payroll Deduction Period, the amount in the employee's account will be distributed and the employee's option to purchase will terminate.

17.      RETIREMENT.

         In the event a participating employee who has an option to purchase shares leaves the employ of the Company or a participating Affiliate because of retirement under a plan of the Company or a participating Affiliate the participating employee may elect, within 10 days after the date of such retirement or termination, one of the following alternatives:

         (a) To make up any deficiency in the employee's account resulting from the termination of payroll deductions by an immediate cash payment;

         (b) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Payroll Deduction Period, with the amount then credited to the employee's account; or

         (c) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

         In the event the participating employee does not make an election within the aforesaid 10-day period, he or she will be deemed to have elected subsection 17(c) above.

18.      LAY-OFF, AUTHORIZED LEAVE OR ABSENCE OR DISABILITY.

         Payroll deductions for shares for which a participating employee has an option to purchase may be suspended during any period of absence of the employee from work due to lay-off, authorized leave of absence or disability or, if the employee so elects, periodic payments for such shares may continue to be made in cash.

         If such employee returns to active service prior to the last day of the Payroll Deduction Period, the employee's payroll deductions will be resumed and if said employee did not make periodic cash payments during the employee's period of absence, the employee shall, by written notice to the Company's Payroll Department within 10 days after the employee's return to active service, but not later than the last day of the Payroll Deduction Period, elect:

         (a) To make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment;

         (b) Not to make up such deficiency, in which event the number of shares to be purchased by the employee shall be reduced to the number of whole shares which may be purchased with the amount, if any, then credited to the employee's account plus the aggregate amount, if any, of all payroll deductions to be made thereafter; or

         (c) Withdraw the amount in the employee's account and terminate the employee's option to purchase.

         A participating employee on lay-off, authorized leave of absence or disability on the last day of the Payroll Deduction Period shall deliver written notice to his or her employer on or before the last day of the Payroll Deduction Period, electing one of the alternatives provided in the foregoing clauses (a),
(b) and (c) of this Section 18. If any employee fails to deliver such written notice within 10 days after the employee's return to active service or by the last day of the Payroll Deduction Period, whichever is earlier, the employee shall be deemed to have elected subsection 18(c) above.

         If the period of a participating employee's lay-off, authorized leave of absence or disability shall terminate on or before the last day of the Payroll Deduction Period, and the employee shall not resume active employment with the Company or a participating Affiliate, the employee shall receive a distribution in accordance with the provisions of Section 17 of this Plan.


19.      DEATH.

         In the event of the death of a participating employee while the employee's option to purchase shares is in effect, the legal representatives of such employee may, within three months after the employee's death (but no later than the last day of the Payroll Deduction Period) by written notice to the Company or participating Affiliate, elect one of the following alternatives:

         (a) To make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment;

         (b) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Payroll Deduction Period, with the amount then credited to the employee's account; or

         (c) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

         In the event the legal representatives of such employee fail to deliver such written notice to the Company or participating Affiliate within the prescribed period, the election to purchase shares shall terminate and the amount, then credited to the employee's account shall be paid to such legal representatives.


20.      TERMINATION OF PARTICIPATION.

         A participating employee will be refunded all moneys in his or her account, and his or her participation in the Plan will be terminated if either
(a) the Board elects to terminate  the Plan as provided in Section 25 below,  or
(b) the employee ceases to be eligible to participate in the Plan under Section 4 above. As soon as practicable following termination of an employee's participation in the Plan, the Company will deliver to the employee a check representing the amount in the employee's account and a stock certificate representing the number of whole shares held in the employee's account. Once terminated, participation may not be reinstated for the then current Payroll Deduction Period, but, if otherwise eligible, the employee may elect to participate in any subsequent Payroll Deduction Period.

21.      ASSIGNMENT.

         No participating employee may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

22.      APPLICATION OF FUNDS.

         All funds received or held by the Company under the Plan shall be deposited with the Agent for the account of the participating employees. Participating employees' accounts will not be segregated.

23.      NO RIGHT TO CONTINUED EMPLOYMENT.

         Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any employee any right to continued employment with the Company or any of its participating Affiliates, nor will an employee's participation in the Plan restrict or interfere in any way with the right of the Company or any of its participating Affiliates to terminate the employee's employment at any time.

24.      AMENDMENT OF PLAN.

         The Board may, at any time, amend the Plan in any respect (including an increase in the percentage specified in Section 9 above used in calculating the Purchase Price); provided, however, that without approval of the stockholders of the Company no amendment shall be made (a) increasing the number of shares specified in Section 1 above that may be made available for purchase under the Plan (except as provided in Section 26 below), (b) changing the eligibility requirements for participating in the Plan, or (c) impairing the vested rights of participating employees.

25.      EFFECTIVE DATE; TERM AND TERMINATION OF THE PLAN.

         The Plan shall be effective as of the date of adoption by the Board, which date is set forth below, subject to approval of the Plan by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy; provided, however, that upon approval of the Plan by the shareholders of the Company as set forth above, all rights to purchase shares granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Company had approved the Plan on the effective date. If the shareholders fail to approve the Plan on or before one year after the effective date, the Plan shall terminate, any rights to purchase shares granted hereunder shall be null and void and of no effect and all contributed funds shall be refunded to participating employees. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participating employees that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate ten
(10) years after the date of adoption of the Plan by the Board or, if earlier, at such time as all shares of Common Stock that may be made available for purchase under the Plan pursuant to Section 1 above have been issued.

26.      EFFECT OF CHANGES IN CAPITALIZATION.


         (A)      CHANGES IN STOCK.

         If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the effective date of the Plan, the number and kinds of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be similarly adjusted so that the proportionate interest of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase Price payable by a participating employee with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share.


         (B)      REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING
                  CORPORATION.

         Subject to Subsection (c) of this Section 26, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.


         (C) REORGANIZATION IN WHICH THE COMPANY IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK.

         Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than 80 percent of the combined voting power of all classes of stock of the Company, the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Payroll Deduction Period shall be deemed to have ended on the last trading day prior to such termination, and in accordance with
Section 10 above the rights of each participating employee then outstanding shall be deemed to be automatically exercised on such last trading day. The Board shall send written notice of an event that will result in such a termination to all participating employees not later than the time at which the Company gives notice thereof to its stockholders.

         (D)      ADJUSTMENTS.

         Adjustments under this Section 26 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.


         (E)      NO LIMITATIONS ON COMPANY.

         The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

27.      GOVERNMENTAL REGULATION.

         The Company's obligation to issue, sell and deliver shares of Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.

28.      STOCKHOLDER RIGHTS.

         Any dividends paid on shares held by the Company for a participating employee's account will be transmitted to the employee. The Company will deliver to each participating employee who purchases shares of Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its stockholders. Any shares of Common Stock held by the Agent for an employee's account will be voted in accordance with the employee's duly delivered and signed proxy instructions. There will be no charge to participating employees in connection with such notices, proxies and other materials.

29.      RULE 16B-3.

         Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

30.      PAYMENT OF PLAN EXPENSES.

         The Company will bear all costs of administering and carrying out the Plan; provided however, participating employees shall bear all costs incurred subsequent to the issuance of stock certificates pursuant to Section 11.

                                     * * *

         This Plan was duly adopted and approved by the Board of Directors of the Company by resolution at a meeting held on the ____ of September, 1996.



                                                     -------------------------
                                                     Richard Shay, Esq.
                                                     Secretary of the Company


         This Plan was duly approved by the stockholders of the Company at a meeting of the stockholders held on the ____ of _______________, 1997.



                                                     -------------------------
                                                     Richard Shay, Esq.
                                                     Secretary of the Company

                                                                      APPENDIX B









                           ORION NETWORK SYSTEMS, INC.
                             1997 STOCK OPTION PLAN

                           ORION NETWORK SYSTEMS, INC.
                             1997 STOCK OPTION PLAN


                  ORION NETWORK SYSTEMS, INC., a Delaware corporation (the "Corporation"), sets forth herein the terms of the 1997 Stock Option Plan (the "Plan") as follows:


1.       PURPOSE

                  The Plan is intended to advance the interests of the Corporation by providing eligible individuals (as designated pursuant to Section 5 hereof) an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries and will encourage such eligible individuals to continue to service the Corporation. Stock options granted under the Plan will be Incentive Stock Options within the meaning of Section 422 of the Code or non-incentive stock options as specifically designated at the time of grant.


2.       DEFINITIONS

                  For purposes of interpreting the Plan and related documents (including Option Agreements), the following definitions shall apply:

                  2.1 "Affiliate" means any company or other trade or business that is controlled by or under common control with the Corporation, (determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder) or is an affiliate of the Corporation within the meaning of Rule 405 of Regulation C under the 1933 Act.

                  2.2 "Board" means the Board of Directors of the Corporation.

                  2.3 "Cause" means, unless otherwise defined in an Option Agreement, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between Optionee and the Corporation or any of its Subsidiaries or Affiliates.

                  2.4 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

                  2.5 "Committee" means the Compensation Committee of the Board which must consist of no fewer than two members of the Board and shall be appointed by the Board.

                  2.6 "Corporation" means Orion Network Systems, Inc..

                  2.7 "Effective Date" means the date of adoption of the Plan by the Board.

                  2.8 "Employer" means Orion Network Systems, Inc. or other Affiliate which employs the designated recipient of an Option.

                  2.9 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

                  2.10 "Fair Market Value" means the value of each share of Stock subject to the Plan as determined by the Board or the Committee in good faith.

                  2.11 "Grant Date" means the later of (i) the date as of which the Committee approves the grant and (ii) the date as of which the Optionee and the Corporation, Subsidiary or Affiliate enter the relationship resulting in the Optionee being eligible for grants.

                  2.12 "Immediate Family Members" means the spouse, children and grandchildren of the Optionee.

                  2.13 "Incentive Stock Option" means an "incentive stock option" within the meaning of section 422 of the Code.

                  2.14 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

                  2.15 "Option Agreement" means the written agreement evidencing the grant of an Option hereunder.

                  2.16 "Optionee" means a person who holds an Option under the Plan.

                  2.17 "Option Period" means the period during which Options may be exercised as defined in Section 11.

                  2.18 "Option Price" means the purchase price for each share of Stock subject to an Option.

                  2.19 "Plan" means the Orion Network Systems, Inc. 1997 Stock Option Plan.

                  2.20 "1933 Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

                  2.21 "Service Relationship" means the provision of bona fide services to the Corporation, a Subsidiary or an Affiliate as an employee, director, advisor or consultant.

                  2.22 "Stock" mean the shares of common stock, par value $.01 per share, of the Corporation.

                  2.23 "Subsidiary" means any "subsidiary corporation" of the Corporation within the meaning of Section 425(f) of the Code.


3.       ADMINISTRATION


         3.1.     COMMITTEE

                  The Plan shall be administered by the Committee appointed by the Board, which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.


         3.2.     NO LIABILITY

                  No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.


4.       STOCK

                  The stock that may be issued pursuant to Options granted under the Plan shall be Stock, which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 1,300,000 shares of Stock, which number of shares is subject to adjustment as provided in
Section 19 hereof. If any Option expires, terminates or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.


5.       ELIGIBILITY

                  Options may be granted under the Plan to (i) any officer or key employee of the Corporation, any Subsidiary or any Affiliate (including any such officer or key employee who is also a director of the Corporation, any Subsidiary or any Affiliate) or (ii) any other individual who has, or has had, a Service Relationship with the Corporation, any Subsidiary or any Affiliate and whose participation in the Plan is determined to be in the best interests of the Corporation by the Committee. An individual may hold more than one Option, subject to such restrictions as are provided herein.


6.       EFFECTIVE DATE AND TERM


         6.1.     EFFECTIVE DATE

                  The Plan shall become effective as of the date of adoption by the Board, subject to stockholders' approval of the Plan within one year of such effective date by a majority of the votes cast at a duly held meeting of the stockholders of the Corporation at which a quorum representing a majority of all outstanding stock is present, either in person or by proxy, and voting on the matter, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Corporation; provided, however, that upon approval of the Plan by the stockholders of the Corporation, all Options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the effective date. If the stockholders fail to approve the Plan within one year of such effective date, any Options granted hereunder shall be null, void and of no effect.


         6.2.     TERM

                  The Plan shall terminate on the date 10 years after the effective date.

7.       GRANT OF OPTIONS

                  Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time prior to the date of termination of the Plan, grant to such eligible individuals as the Committee may determine Options to purchase such number of shares of Stock on such terms and conditions as the Committee may determine, including any terms or conditions which may be necessary to qualify such Options as Incentive Stock Options. Without limiting the foregoing, the Committee may at any time, with the consent of the Optionee, amend the terms of outstanding Options or issue new Options in exchange for the surrender and cancellation of outstanding Options. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the date on which such Option is granted. The maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person is 433,333 shares.


8.       LIMITATION ON INCENTIVE STOCK OPTIONS

                  An Option shall constitute an Incentive Stock Option only to the extent that (i) it is designated an Incentive Stock Option and (ii) the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which such Options were granted.


9.       OPTION AGREEMENTS

                  All Options granted pursuant to the Plan shall be evidenced by written agreements to be executed by the Corporation and the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.


10.      OPTION PRICE

                  The purchase price of each share of Stock subject to an Option shall be fixed by the Committee and stated in each Option Agreement. In the case of an Option that is intended to constitute an Incentive Stock Option, the Option Price shall be not less than the greater of par value or 100 percent of the fair market value of a share of the Stock covered by the Option on the date the Option is granted (as determined in good faith by the Committee); provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), the Option Price of an Option which is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110 percent of the fair market value of a share of the Stock covered by the Option at the time such Option is granted. In the case of an Option not intended to constitute an Incentive Stock Option, the Option Price shall be not less than the par value of a share of the Stock covered by the Option on the date the Option is granted.

11.      TERM AND EXERCISE OF OPTIONS


         11.1.    TERM

                  Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of 10 years from the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), an Option granted to such Optionee which is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.


         11.2.    EXERCISE BY OPTIONEE

                  Only the Optionee receiving an Option or a transferee of an Option pursuant to Section 12 (or, in the event of the Optionee's legal incapacity or incompetency, the Optionee's guardian or legal representative, and in the case of the Optionee's death, the Optionee's estate) may exercise the Option.


         11.3.    OPTION PERIOD AND LIMITATIONS ON EXERCISE

                  Each Option granted under the Plan shall be exercisable in whole or in part at any time and from time to time over a period commencing on or after the date of grant of the Option and ending upon the expiration or termination of the Option, as the Committee shall determine and set forth in the Option Agreement relating to such Option. Without limitation of the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding as the Committee shall determine and set forth in the Option Agreement relating to such Option. Any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option. Notwithstanding any other provisions of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Corporation as provided in Section 6.1 hereof.


         11.4.    METHOD OF EXERCISE

                  An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made, as determined by the Committee and set forth in the Option Agreement pertaining to an Option, (a) in cash or by certified check payable to the order of the Corporation; (b) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (c) by a combination of the methods described in Sections 11.4(a) and 11.4(b) hereof; provided, however, that the Committee may in its discretion impose and set forth in the Option Agreement pertaining to an Option such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price plus the amount (if any) of federal and/or other taxes which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing such individual's ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to such individual and, except as provided in
Section 19 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.


         11.5.    PARACHUTE LIMITATIONS

                  Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee with the Corporation or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by the Corporation (or any such Subsidiary) for the direct or indirect provision of compensation to the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), if the Optionee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option held by that Optionee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Optionee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Optionee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Optionee from the Corporation under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by Optionee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Optionee under any Other Agreement or any Benefit Arrangement would cause the Optionee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Optionee as described in clause (ii) of the preceding sentence, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee under this Plan be deemed to be a Parachute Payment.

12.      TRANSFERABILITY OF OPTIONS


         12.1.    TRANSFERABILITY OF OPTIONS

                  Except as provided in Section 12.2,  during the lifetime of an
Optionee, only the Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise an Option. Except as provided in Section 12.2, no Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

         12.2.    FAMILY TRANSFERS.

                  Subject to the terms of the applicable Option Agreement, an Optionee may transfer all or part of an Option which is not an Incentive Stock Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this Section
12.2 or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of
Section 12.2 hereof the term "Optionee" shall be deemed to refer the transferee. The events of termination of the Service Relationship of Sections 13 and 14 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Section 11.3.

13.      TERMINATION OF EMPLOYMENT AND OTHER SERVICE RELATIONSHIPS

                  Upon the termination of employment or other long-term Service Relationship of an Optionee with the Corporation, a Subsidiary or an Affiliate, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee or for Cause, any Option granted to an Optionee pursuant to the Plan shall continue to be exercisable only to the extent that it was exercisable immediately before such termination; provided, however, such Option shall terminate thirty (30) days after the date of such termination of emploment or other such Service Relationship, unless earlier terminated pursuant to Section 11.1 hereof, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; and provided further, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.3 hereof), in the event of termination of employment or other Service Relationship (whether long-term or short-term) of the Optionee with the Corporation, a Subsidiary or an Affiliate, exercise an Option, in whole or in part, at any time subsequent to such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section
11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Upon the termination of employment or other Service Relationship of an Optionee with the Corporation, a Subsidiary or an Affiliate for Cause, any Option granted to an Optionee pursuant to the Plan shall terminate and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; and provided however, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.3 hereof), in the event of termination of employment or other Service Relationship of the Optionee with the Corporation, a Subsidiary or an Affiliate for Cause, exercise an Option, in whole or in part, at any time subsequent to such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section
11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option

Agreement. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other Service Relationship for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, including without limitation this Section 13 and Section 14, unless otherwise provided in an Option Agreement, a termination of employment or other Service Relationship with the Corporation, a Subsidiary or an Affiliate shall not be deemed to occur if the Optionee immediately thereafter has an employment or other Service Relationship with the Corporation, any other Subsidiary or any other Affiliate.


14.      RIGHTS IN THE EVENT OF DEATH OR DISABILITY


         14.1.    DEATH

                  If an Optionee dies while in a Service Relationship with the Corporation, a Subsidiary or an Affiliate or within the period following the termination of such Service Relationship during which the Option is exercisable under Section 13 or 14.2 hereof, the executors, administrators, legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 11.3 hereof), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 11.1 hereof, to exercise, in whole or in part, any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Committee may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of an Optionee, the executors, administrators, legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 11.3 hereof), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to
Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement.


         14.2.    DISABILITY

                  If an Optionee terminates a Service Relationship with the Corporation, a Subsidiary or an Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 11.3 hereof), at any time within one year after such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of Service Relationship, whether or not such Option was exercisable immediately prior to such termination of Service Relationship; provided, however, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in
Section 11.3 hereof), in the event of the termination of the Service Relationship of the Optionee with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time subsequent to such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section
11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a termination of a Service Relationship is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

15.      USE OF PROCEEDS

                  The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.


16.      SECURITIES LAWS

                  The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Corporation of any provisions of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act, upon exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to the Corporation that the Optionee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Corporation shall be final and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.


17.      EXCHANGE ACT: RULE 16B-3


         17.1.    GENERAL

                  The Plan is intended to comply with Rule 16b-3 ("Rule 16b-3") (and any successor thereto) under the Exchange Act. Any provision inconsistent with Rule 16b-3 shall, to the extent permitted by law and determined to be advisable by the Committee (constituted in accordance with Section 17.2 hereof), be inoperative and void.


         17.2.    COMPENSATION COMMITTEE

                  The Committee appointed in accordance with Section 3.1 hereof shall consist of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a "non-employee director" as defined in Rule 16b-3.

         17.3.    RESTRICTION ON TRANSFER OF STOCK

                  No director, officer or other "insider" of the Corporation subject to Section 16 of the Exchange Act shall be permitted to sell Stock (which such "insider" had received upon exercise of an Option) during the six months immediately following the grant of such Option.


18.      AMENDMENT AND TERMINATION

                  The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted. The Corporation also may retain the right in an Option Agreement to cause a forfeiture of the shares or gain realized by an Optionee on account of the Optionee taking actions in "competition with the Corporation," as defined in the applicable Option Agreement. Furthermore, the Corporation may, in the Option Agreement, retain the right to annul the grant of an Option if the holder of such grant had a Service Relationship with the Corporation, a Subsidiary, or an Affiliate and is terminated "for cause," as defined in the applicable Option Agreement. Except as permitted under Section 19 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair rights or obligations under any Option theretofore granted under the Plan.


19.      EFFECT OF CHANGES IN CAPITALIZATION


         19.1.    CHANGES IN STOCK

                  If the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, a proportionate and appropriate adjustment shall be made by the Corporation in the number and kind of shares for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.


         19.2.    REORGANIZATION WITH CORPORATION SURVIVING

                  Subject to Section 19.3 hereof, if the Corporation shall be the surviving entity in any reorganization, merger or consolidation of the Corporation with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

         19.3.    OTHER REORGANIZATIONS; SALE OF ASSETS OR STOCK

                  Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity, or upon a sale of substantially all of the assets of the Corporation to another person or entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Corporation at the time the Plan is approved by the Stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each Optionee shall have the right (subject to the general limitations on exercise set forth in Section 11.3 hereof and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such Option in whole or in part, to the extent such Option was otherwise exercisable at the time such termination occurs, but subject to any additional provisions that the Committee may, in its sole discretion, include in any Option Agreement. The Committee shall send written notice of an event that will result in such a termination to all Optionees not later than the time at which the Corporation gives notice thereof to its stockholders.


         19.4.    ADJUSTMENTS

                  Adjustments  under  this  Section  19  relating  to  stock  or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.


         19.5.    NO LIMITATIONS ON CORPORATION

                  The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.


20.      WITHHOLDING

                  The Corporation or a Subsidiary may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that an Optionee realizes ordinary income in connection with the exercise of an Option. The Corporation or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to an Optionee, and upon demand the
Optionee will promptly pay to the Corporation or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalents.

21.      DISCLAIMER OF RIGHTS

                  No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Corporation, any Subsidiary or any Affiliate, or to interfere in any way with the right and authority of the Corporation, any Subsidiary or any Affiliate either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation, any Subsidiary or any Affiliate. The obligation of the Corporation to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.


22.      NONEXCLUSIVITY

                  Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.


23.      GOVERNING LAW.

                  This Plan and all Options to be granted hereunder shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).


                                      * * *
              Adopted by the Board of Directors on March 12, 1997.

                                                                      APPENDIX C


                    RESTATED CERTIFICATE OF INCORPORATION OF
                           ORION OLDCO SERVICES, INC.

         Orion Oldco Services, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

         1. The present name of the Corporation is Orion Oldco Services, Inc. The Corporation was originally incorporated under the name "Orion Satellite Corporation," and its original certificate of incorporation was filed with the Secretary of State of the State of Delaware on October 26, 1982.

         2. This Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation (the "Certificate of Incorporation"), and has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL").

         3. The text of the Certificate of Incorporation is hereby restated and integrated and further amended to read in its entirety as set forth on Exhibit A attached hereto and incorporated herein by this reference.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed and acknowledged in accordance with Section 103 of the DGCL.

                                                ORION OLDCO SERVICES, INC.

                                                By:_____________________________

                                                Name:___________________________

                                                Title:__________________________

                                    EXHIBIT A

                         CERTIFICATE OF INCORPORATION OF
                           ORION OLDCO SERVICES, INC.


                                    ARTICLE I

         The name of the corporation is Orion Oldco Services, Inc. (hereinafter called the "Corporation").

                                   ARTICLE II

         The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

         The purpose of the Corporation is to engage in any lawful acts or activities for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

                                   ARTICLE IV

         The total number of shares of stock which the Corporation shall have authority to issue is three thousand (3,000). All such shares are to be common stock, par value $0.01 per share, and are to be of one class (the "Common Stock").

         Upon the filing with the Secretary of State of the State of Delaware and the effectiveness under the DGCL of a Certificate to reflect the addition of this paragraph to Article IV of the Corporation's certificate of incorporation (the "Effective Time"): (A) each share of the Corporation's common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (the "Old Common Stock") shall be reclassified as and changed into two ten-thousandths (0.0002) of one (1) validly issued, fully paid, and non-assessable share of Common Stock, without any action by the holder thereof;
(B) each 13,871 shares of the series of the Corporation's preferred stock, par value $0.01 per share (the "Preferred Stock"), having the designation "Series A 8% Cumulative Redeemable Convertible Preferred Stock" issued and outstanding immediately prior to the Effective Time (the "Series A Preferred Stock") shall be reclassified as and changed into one (1) validly issued, fully paid, and non-assessable share of Common Stock, without any action by the holder thereof; and (C) each 4,298 shares of the series of Preferred Stock having the designation "Series B 8% Cumulative Redeemable Convertible Preferred Stock" issued and outstanding immediately prior to the Effective Time (the "Series B Preferred Stock") shall be reclassified as and changed into one (1) validly issued, fully paid, and non-assessable share of Common Stock, without any action by the holder thereof. Each certificate that prior to the Effective Time represented one (1) or more shares (or a fraction of a share) of Old Common Stock, Series A Preferred Stock, or Series B Preferred Stock shall thereafter represent that number of whole or fractional shares of Common Stock into which the shares of Old Common Stock, Series A Preferred Stock, or Series B Preferred Stock theretofore represented by such certificate shall have been reclassified; provided, however, that each record holder of a stock certificate or certificates that prior to the Effective Time represented one (1) or more shares (or a fraction of a share) of Old Common Stock, Series A Preferred Stock, or Series B Preferred Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of whole or fractional shares of Common Stock to which such record holder shall be entitled pursuant to the foregoing reclassification.

                                    ARTICLE V

         Whenever  a  compromise  or  arrangement   is  proposed   between  this
Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                   ARTICLE VI

         The number of directors of the Corporation shall be such number as from time to time shall be fixed by, or in the manner provided in, the by-laws of the Corporation. Unless and except to the extent that the by-laws of the Corporation shall otherwise require, the election of directors of the Corporation need not be by written ballot.

                                   ARTICLE VII

         In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized and empowered to adopt, amend and repeal the by-laws of the Corporation.

                                  ARTICLE VIII

         No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that nothing contained in this Article VIII shall eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

                                   ARTICLE IX

         The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

                                    ARTICLE X

         The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article.

                                                                      APPENDIX D

                           ORION NETWORK SYSTEMS, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT


            This Stock Option Agreement (the "Option Agreement") is made as of the 17th day of July, 1996, by and between ORION NETWORK SYSTEMS, INC., a Delaware corporation (the "Company"), and John G. Puente (the "Optionee").

            WHEREAS, the Company has determined that it is desirable and in its best interests to grant to the Optionee an option to purchase a certain number of shares of the Company's Common Stock, par value $.01 per share ("Stock"), in consideration of the Optionee's service to the Company commencing July 17, 1996 as Chairman of the Executive Committee of the Board of Directors, all according to the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the foregoing and mutual covenants contained herein, the parties hereto do hereby agree as follows:

            1. Grant of Option. Subject to the approval of the Option (as defined below) by stockholders of the Company within one year of the date hereof, the Company hereby grants to the Optionee the right and option (the "Option") to purchase from the Company, on the terms and subject to the conditions hereinafter set forth, one hundred thousand (100,000) shares of Stock. The date of grant of this Option is July 17, 1996, the date on which the grant of the Option was approved by the Board of Directors. This Option is not granted pursuant to the Company's Stock Option Plan and shall not constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

            2. Price. The purchase price (the "Option Price") for the shares of Stock subject to the Option granted by this Option Agreement is $9.83 per share which is deemed to be the fair market value.

            3.    Exercise of Option.

                  A. Vesting. The Option shall be exercisable in parts and for the numbers of shares at such time as the Option vests according to the following schedule, subject to the continued service of Optionee as Chairman of the Executive Committee or in another executive role as of such date:

                    (i) Options to purchase 50,000 shares of Stock shall vest and become exercisable on January 17, 1997 or prior thereto as the Board of Directors, in its sole discretion determines;

                    (ii) Options to purchase 50,000 shares of Stock and all options not yet vested under Clause (i) above shall vest and become exercisable at such date as the Company successfully completes one of the following during Optionee's tenure as Chairman or within six
                           (6) months thereafter, all as reasonably determined by the Board of Directors:

                           (a) refinancing of the Chase obligations for the Orion 1 satellite; or

                           (b) securing financing for the construction, launch and insurance for Orion 2 or Orion 3, other than financing provided by the vendor or provider of satellite, launch vehicle or insurance; or

                           (c) completion of a substantial acquisition or relationship with a strategic partner; and

                    (iii) Notwithstanding the foregoing, all Options shall become immediately vested upon the sale or merger of the Company during Optionee's tenure as Chairman or within six (6) months thereafter, all as reasonably determined by the Board of Directors.

                    (iv)   The  determination of the Board of Directors  related
                           to  the  vesting  of  Options   shall  be  final  and
                           conclusive.

                  B. Time of Exercise of Option. The Optionee may exercise vested Options (subject to the limitations on exercise set forth in Subsection F below), in whole or in part, at any time and from time to time, prior to the expiration of five years after the date of grant of the Option, subject to earlier termination of the Option as provided in Subsection F below; provided, however, that no single exercise of the Option shall be for less than 100 shares, unless the number of shares purchased is the total number at the time available for purchase under this Option.

                  C. Exercise by Optionee. During the lifetime of the Optionee, only the Optionee (or, in the event of the Optionee's legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option.

                  D. Death. In the event of the Optionee's death prior to the termination of the Option, the personal representative or legatees or distributees of the Optionee's estate, as the case may be, shall have the right (subject to the limitations on exercise set forth in Subsection F below) to exercise all or any part of the Option at any time within one year after the date of the Optionee's death.

                  E. Termination of Option. The Option shall terminate upon the earlier of (i) the expiration of a period of five years after the date of grant of the Option, as set forth in Section 1 above, (ii) one year after the date of the Optionee's death.

                  F. Limitations on Exercise of Option. Notwithstanding the foregoing Subsections of this Section, in no event may the Option be exercised, in whole or in part, after five years following the date upon which the Option is granted, as set forth in Section 1 above, or after the occurrence of an event referred to in Section 7 below which results in termination of the Option. In no event may the Option be exercised for a fractional share.

                  G. Reduction in Number of Shares Subject to Option. The number of shares of Stock which may be purchased upon exercise of the Option pursuant to this Section shall be reduced by the number of shares of Stock previously purchased upon exercise of the Option pursuant to this Section.

            4. Method of Exercise of Option. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the Company on any business day, at its principal office, addressed to the attention of the Treasurer of the Company, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of the Option shall be made in cash or in cash equivalent, or shares of Stock valued at Fair Market Value in the same manner as options are valued under the Company's non-employee director stock option plan. Shares of Stock acquired by the Optionee through exercise of an Option may be surrendered in payment of the Option Price; provided, however, that any Stock surrendered in payment must have been (a) held by the Optionee for more than six months at the time of surrender or (b) acquired under an Option granted not less than six months prior to the time of surrender. Payment in full of the Exercise Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Exercise Price. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. An attempt to exercise the Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after exercise of the Option as provided for above, the Company shall deliver to the person exercising the Option a certificate or certificates for the shares of Stock being purchased.

            5. Limitations on Transfer. No Option is transferable by the Optionee, other than by will or the laws of descent and distribution in the event of death of the Optionee.

            6. Rights as Shareholder. Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares of Stock issuable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate) has been entered as the shareholder of record on the books of the Company.

            7. Effect of Changes in Capitalization.

                  A. Changes in Stock.  If the  outstanding  shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the date the Option is granted, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of shares subject to the Option, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in the Option shall not change the total Option Price with respect to shares subject to the unexercised portion of the Option but shall include a corresponding proportionate adjustment in the Option Price per share.

                  B. Reorganization in Which the Company Is the Surviving Corporation. Subject to Subsection C of this Section, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, the Option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

                  C. Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Option hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation and/or the assumption of the Option, or for the substitution for the Option of new options covering the stock of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Option shall continue in the manner and under the terms so provided. In the event of any such termination of the Option, the Optionee shall have the right (subject to the limitations on exercise set forth in Subsection E of Section 3 above), for 30 days immediately prior to the occurrence of such termination, to exercise the Option in whole or in part, whether or not the Optionee was otherwise entitled to exercise such Option at the time such termination occurs. The Company shall send written notice of an event that will result in such a termination to the Optionee not later than the time at which the Company gives notice thereof to its shareholders.

                  D. Adjustments. Adjustments specified in this Section relating to stock or securities of the Company shall be made by the Board of Directors of the Company, whose determination in that respect shall be final, binding and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

            8. General Restrictions. The Company shall not be required to sell or issue any shares of Stock under the Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), unless a registration statement under such Act is in effect with respect to the shares of Stock covered by the Option, the Company shall not be required to sell or issue such shares unless the Board of Directors of the Company has received evidence satisfactory to it that the holder of the Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Company shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option shall not be exercisable unless and until the shares of Stock covered by the Option are registered or are subject to an available exemption from registration, the exercise of the Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

            9. Withholding of Taxes. Although the Optionee is an independent contractor, the parties hereto recognize that the Company or a Subsidiary may be obligated, under certain circumstances, to withhold federal and local income taxes and Social Security taxes to the extent that the Optionee realizes ordinary income in connection with the exercise of the Option or in connection with a disposition of any shares of Stock acquired by exercise of the Option. The Optionee agrees that the Company or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Optionee, and also agrees that upon demand the Optionee will promptly pay to the Company or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalent.

            10. Notification of Disposition. The Optionee agrees to notify the Company in writing of any disposition of shares of stock acquired by the Optionee pursuant to the exercise of this Option within thirty days of such disposition.

            11. Disclaimer of Rights. No provision in this Option Agreement shall be construed to confer upon the Optionee the right to be employed by the Company or any Subsidiary, or to interfere in any way with the right and authority of the Company or any subsidiary either to increase or decrease the compensation of the Optionee at any time, or to terminate any employment or other relationship between the Optionee and the Company or any Subsidiary.

            12. Interpretation of this Option Agreement. All decisions and interpretations made by the Committee or the Board of Directors of the Company with regard to any question arising under this Option Agreement shall be binding and conclusive on the Company and the Optionee and any other person entitled to exercise the Option as provided for herein.

            13. Governing Law. This Option Agreement is executed pursuant to and shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).

            14. Binding Effect. Subject to all restrictions provided for in this Option Agreement and by applicable law relating to assignment and transfer of this Option Agreement and the option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

            15. Notice. Any notice hereunder by the Optionee to the Company shall be in writing and shall be deemed duly given if mailed or delivered to the Company at its principal office, addressed to the attention of the Committee, or if so mailed or delivered to such other address as the Company may hereafter designate by notice to the Optionee. Any notice hereunder by the Company to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Company.

            16. Entire Agreement. This Option Agreement constitutes the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Optionee; PROVIDED, HOWEVER, that the Company unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Option Agreement, or caused this Option Agreement to be duly executed on their behalf, as of the day and year first above written.


ATTEST:                                   ORION NETWORK SYSTEMS, INC.


_______________________________           By:_______________________________


                                          Title:______________________________


                                          OPTIONEE:


                                          -----------------------------------

                                          ADDRESS FOR NOTICE TO OPTIONEE:

                                          ------------------------------------
                                          Number                   Street

                                          ------------------------------------
                                          City           State      Zip Code

                                                                      APPENDIX E

                          ORION NETWORK SYSTEMS, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT


         This Stock Option Agreement (the "Option Agreement") is made as of the 12th day of March, 1997, by and between ORION NETWORK SYSTEMS, INC., a Delaware corporation (the "Company"), and Gustave M. Hauser (the "Optionee").

         WHEREAS, the Company has determined that it is desirable and in its best interests to grant to the Optionee an option to purchase a certain number of shares of the Company's Common Stock, par value $.01 per share ("Stock"), in consideration of the Optionee's service to the Company, all according to the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and mutual covenants contained herein, the parties hereto do hereby agree as follows:

         1. Grant of Option. Subject to the approval of the Option (as defined below) by stockholders of the Company within one year of the date hereof, the Company hereby grants to the Optionee the right and option (the "Option") to purchase from the Company, on the terms and subject to the conditions hereinafter set forth, One Hundred Thousand (100,000) shares of Stock. The date of grant of this Option is March 12, 1997, the date on which the grant of the Option was approved by the Board of Directors. This Option is not granted pursuant to any of the Company's existing stock option plans and shall not constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         2. Price. The purchase price (the "Option Price") for the shares of Stock subject to the Option granted by this Option Agreement is $12.29 per share which is deemed to be the fair market value.

         3. Exercise of Option. Except as otherwise provided herein, the Option granted pursuant to this Option Agreement shall be subject to the following:

         A. Vesting. The Option is 100 percent vested on the date hereof.

         B. Time of Exercise of Option. The Optionee may exercise the Option (subject to the limitations on exercise set forth in Subsection F below), in whole or in part, at any time and from time to time, following approval of stockholders of the Company but prior to the expiration of five years after the date of grant of the Option, subject to earlier termination of the Option as provided in Subsection F below; provided, however, that no single exercise of the Option shall be for less than 100 shares, unless the number of shares purchased is the total number at the time available for purchase under this Option.

         C. Exercise by Optionee. During the lifetime of the Optionee, only the Optionee (or, in the event of the Optionee's legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option.

         D. Death. In the event of the Optionee's death prior to the termination of the Option, the personal representative or legatees or distributees of the Optionee's estate, as the case may be, shall have the right (subject to the limitations on exercise set forth in Subsection F below) to exercise all or any part of the Option at any time within one year after the date of the Optionee's death.

         E. Termination of Option. The Option shall terminate upon the earlier of (i) the expiration of a period of five years after the date of grant of the Option, as set forth in Section 1 above, (ii) one year after the date of the Optionee's death.

         F. Limitations on Exercise of Option. Notwithstanding the foregoing Subsections of this Section, in no event may the Option be exercised, in whole or in part, after five years following the date upon which the Option is granted, as set forth in Section 1 above, or after the occurrence of an event referred to in Section 7 below which results in termination of the Option. In no event may the Option be exercised for a fractional share.

         G. Reduction in Number of Shares Subject to Option. The number of shares of Stock which may be purchased upon exercise of the Option pursuant to this Section shall be reduced by the number of shares of Stock previously purchased upon exercise of the Option pursuant to this Section.

         4. Method of Exercise of Option. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the Company on any business day, at its principal office, addressed to the attention of the Treasurer of the Company, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of the Option shall be made in cash or in cash equivalent, or shares of Stock valued at "Fair Market Value", as defined in and determined in the same manner as options are valued under the Company's non-employee director stock option plan. Shares of Stock held by the Optionee may be surrendered in payment of the Option Price; provided, however, that any Stock acquired by the Optionee from the Company and surrendered in payment must have been held by the Optionee for more than six months at the time of surrender. Payment in full of the Exercise Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Exercise Price. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. An attempt to exercise the Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after exercise of the Option as provided for above, the Company shall deliver to the person exercising the Option a certificate or certificates for the shares of Stock being purchased.

         5. Limitations on Transfer. No Option is transferable by the Optionee, other than by will or the laws of descent and distribution in the event of death of the Optionee.

         6. Rights as Shareholder. Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares of Stock issuable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate) has been entered as the shareholder of record on the books of the Company.

            7.      Effect of Changes in Capitalization.

                    A. Changes in Stock. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the date the Option is granted, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of shares subject to the Option, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in the Option shall not change the total Option Price with respect to shares subject to the unexercised portion of the Option but shall include a corresponding proportionate adjustment in the Option Price per share.

                    B. Reorganization in Which the Company Is the Surviving Corporation. Subject to Subsection C of this Section, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, the Option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

                    C. Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Option hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation and/or the assumption of the Option, or for the substitution for the Option of new options covering the stock of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Option shall continue in the manner and under the terms so provided. In the event of any such termination of the Option, the Optionee shall have the right (subject to the limitations on exercise set forth in Subsection E of Section 3 above), for 30 days immediately prior to the occurrence of such termination, to exercise the Option in whole or in part, whether or not the Optionee was otherwise entitled to exercise such Option at the time such termination occurs. The Company shall send written notice of an event that will result in such a termination to the Optionee not later than the time at which the Company gives notice thereof to its shareholders.

                    D. Adjustments. Adjustments specified in this Section relating to stock or securities of the Company shall be made by the Board of Directors of the Company, whose determination in that respect shall be final, binding and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                    8. General Restrictions. The Company shall not be required to sell or issue any shares of Stock under the Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), unless a registration statement under such Act is in effect with respect to the shares of Stock covered by the Option, the Company shall not be required to sell or issue such shares unless the Board of Directors of the Company has received evidence satisfactory to it that the holder of the Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Company shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option shall not be exercisable unless and until the shares of Stock covered by the Option are registered or are subject to an available exemption from registration, the exercise of the Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

                    9. Withholding of Taxes. Although the Optionee is an independent contractor, the parties hereto recognize that the Company or a Subsidiary may be obligated, under certain circumstances, to withhold federal and local income taxes and Social Security taxes to the extent that the Optionee realizes ordinary income in connection with the exercise of the Option or in connection with a disposition of any shares of Stock acquired by exercise of the Option. The Optionee agrees that the Company or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Optionee, and also agrees that upon demand the Optionee will promptly pay to the Company or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalent.

                    10. Disclaimer of Rights. No provision in this Option Agreement shall be construed to confer upon the Optionee the right to be employed by the Company or any Subsidiary, or to interfere in any way with the right and authority of the Company or any subsidiary either to increase or decrease the compensation of the Optionee at any time, or to terminate any employment or other relationship between the Optionee and the Company or any Subsidiary.

                    11. Interpretation of this Option Agreement. All decisions and interpretations made by the Committee or the Board of Directors of the Company with regard to any question arising under this Option Agreement shall be binding and conclusive on the Company and the Optionee and any other person entitled to exercise the Option as provided for herein.

                    12. Governing Law. This Option Agreement is executed pursuant to and shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).

                    13. Binding Effect. Subject to all restrictions provided for in this Option Agreement and by applicable law relating to assignment and transfer of this Option Agreement and the option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

                    14. Notice. Any notice hereunder by the Optionee to the Company shall be in writing and shall be deemed duly given if mailed or delivered to the Company at its principal office, addressed to the attention of the Committee, or if so mailed or delivered to such other address as the Company may hereafter designate by notice to the Optionee. Any notice hereunder by the Company to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Company.

                    15. Entire Agreement. This Option Agreement constitutes the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof.
Neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Optionee; provided, however, that the Company unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

                    IN WITNESS WHEREOF, the parties hereto have duly executed this Option Agreement, or caused this Option Agreement to be duly executed on their behalf, as of the day and year first above written.


ATTEST:                                          ORION NETWORK SYSTEMS, INC.


                                               By:
------------------------------                    ------------------------------


                                               Title:
                                                     ---------------------------

                                               OPTIONEE:



                                               ---------------------------------
                                               ADDRESS FOR NOTICE TO OPTIONEE:

                                               ---------------------------------
                                                 Number                  Street

                                               ---------------------------------
                                                 City      State        Zip Code

                                 REVOCABLE PROXY

                           ORION NETWORK SYSTEMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Orion Network Systems, Inc. (the "Corporation") hereby appoints W. Neil Bauer, David J. Frear and Richard H. Shay, or any of them, attorneys and proxies of the undersigned, with full power of substitution and with authority in each of them to act in the absence of the other, to vote and act for the undersigned stockholder at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on May 22, 1997, at Holiday Inn Gaithersburg, 2 Montgomery Village Avenue, Gaithersburg, Maryland, 20879, and at any adjournments thereof, upon the following matters:

PROPOSAL ONE:   Election of three directors for three-year terms ending in 1999:

                           Richard J. Brekka
                           Warren B. French, Jr.
                           W. Anthony Rice

                          |_|   FOR the Nominees listed in the proxy statement

                          |_|   WITHHOLD AUTHORITY to vote for the following
                              Nominees: __________________________________


PROPOSAL TWO:     Approval of the Employee Stock Purchase Plan.

                  [ ]   FOR               [ ]   AGAINST            [ ]   ABSTAIN


PROPOSAL THREE:   Approval of the 1997 Stock Option Plan.

                  [ ]   FOR               [ ]   AGAINST            [ ]   ABSTAIN


PROPOSAL FOUR:    Approval of the restated certificate of incorporation of Orion
                  Oldco Services, Inc.

                  [ ]   FOR               [ ]   AGAINST            [ ]   ABSTAIN


PROPOSAL FIVE:    Approval  of the Puente  Stock  Option  Agreement  and certain options granted thereby.

                  [ ]   FOR               [ ]   AGAINST            [ ]   ABSTAIN

PROPOSAL SIX:     Approval  of the Hauser  Stock  Option  Agreement  and certain options granted thereby.

                  [ ]   FOR               [ ]   AGAINST            [ ]   ABSTAIN

PROPOSAL SEVEN:   Ratification  of the  Appointment  of  Ernst  &  Young  LLP as
                  Independent Public Accountants of the Corporation for the fiscal year ending December 31, 1997.

                  [ ]   FOR               [ ]   AGAINST            [ ]   ABSTAIN

                          In their  discretion,  on any other  matters  that may
                          properly come before the Annual Meeting, or any adjournments thereof, in accordance with the recommendations of a majority of the Board of Directors.

         This proxy will be voted as directed by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE THROUGH SEVEN.
             (Continued and to be dated and signed on reverse side)

                           (Continued from other side)

         If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

[ ]   I PLAN TO ATTEND THE _________, 1997 ANNUAL STOCKHOLDERS MEETING

                                         Date:______________, 1997.


                                         ___________________________

                                         (Signature of Stockholder or Authorized
                                         Representative)




                                          __________________________
                                          Print name)

                                          Please date and sign  exactly as name
                                          appears   hereon.    Each   executor,
                                          administrator,   trustee,   guardian,
                                          attorney-in-fact  and other fiduciary
                                          should sign and  indicate  his or her
                                          full  title.  In the  case  of  stock
                                          ownership  in the name of two or more
                                          persons, both persons should sign.




PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE ANNUAL MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.